Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AWARD/CONTRACT

1. This Contract is a Rated Order under the Defense Priorities and Allocations System (DPAS) - Code of Federal Regulations - at 15 CFR 700.

RATING

PAGE OF PAGES: 1 | 148

2. CONTRACT (*Procurement, Instruction, Identification*) NUMBER: 75A50126C00007

3. EFFECTIVE DATE: See Block 20C

4. REQUISITION/PURCHASE REQUEST/PROJECT NUMBER: [***]

5. ISSUED BY — CODE: ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

6. ADMINISTERED BY (*If other than Item 5*) — CODE: ASPR-BARDA

ASPR-BARDA
US DEPT OF HEALTH & HUMAN SERVICES
BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT
200 INDEPENDENCE AVE, S.W.
Washington DC 20201

7. NAME AND ADDRESS OF CONTRACTOR (*Number, Street, County, State and ZIP Code*)

SCYNEXIS INC
Attn: [***]
1 EVERTRUST PLAZA
13TH FLOOR
JERSEY CITY NJ 073024296

CODE [***] FACILITY CODE

8. DELIVERY
☐ FREE ON BOARD (FOB) ORIGIN ☒ OTHER (*See below*)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM

11. SHIP TO/MARK FOR — CODE: ASPR-BARDA

ASPR-BARDA
US DEPT OF HEALTH & HUMAN SERVICES
BIOMEDICAL ADVANCED RESEACH & DEVEL
200 INDEPENDENCE AVE, S.W; ROOM 640
Washington DC 20201

12. PAYMENT WILL BE MADE BY — CODE: ASPR-BARDA

ASPR-BARDA
US DEPT OF HEALTH & HUMAN SERVICES
BIOMEDICAL ADVANCED RESEACH & DEVEL
200 INDEPENDENCE AVE, S.W; ROOM 640
Washington DC 20201

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION UNDER THE UNITED STATES CODE AT:
☐ 10 U.S.C. 3204 (a) ( ) ☐ 41 U.S.C. 3304 (a) ( )

14. ACCOUNTING AND APPROPRIATION DATA: [***]

15A. ITEM NUMBER	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	Continued				
				15G. TOTAL AMOUNT OF CONTRACT	$18,454,788.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE (S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
x	A	SOLICITATION/CONTRACT FORM	1	x	I	CONTRACT CLAUSES	81
x	B	SUPPLIES OR SERVICES AND PRICES/COSTS	6			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
x	C	DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	16	x	J	LIST OF ATTACHMENTS	87
x	D	PACKAGING AND MARKING	20			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
x	E	INSPECTION AND ACCEPTANCE	21		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
x	F	DELIVERIES OR PERFORMANCE	23		L	INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS	
x	G	CONTRACT ADMINISTRATION DATA	46		M	EVALUATION FACTORS FOR AWARD	
x	H	SPECIAL CONTRACT REQUIREMENTS	58				

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT (*Contractor is required to sign this document and return* 1 *copies to issuing office.*) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (*Attachments are listed herein.*)

18. ☐ SEALED-BID AWARD (*Contractor is not required to sign this document.*) Your bid on Solicitation Number ________ , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (*Type or print*)

20A. NAME OF CONTRACTING OFFICER: AUDREY A. GLOVER

19B. NAME OF CONTRACTOR: SCYNEXIS INC
BY /s/ David Angulo
(*Signature of person authorized to sign*)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY /s/ Audrey A. Glover-S
(*Signature of the Contracting Officer*)

20C. DATE SIGNED

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (Rev. 12/2022)
Prescribed by GSA - FAR (48 CFR) 53.214(a)

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50126C00007 | PAGE 2 OF 148

NAME OF OFFEROR OR CONTRACTOR

SCYNEXIS INC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Tax ID Number: 56-2181648 UEI: [***] OTA: N Appr. Yr.: 2026 CAN: [***] Object Class: [***] Period of Performance: 09/15/2026 to 07/31/2032				
1	BASE: Phase 2 Clinical Study				18,454,788.0
2	Option 1: [***] Amount: [***] (Option Line Amount)				0.0
3	Option 2: [***] Amount: [***] (Option Line Amount)				0.0
4	Option 3: [***] Amount: [***] (Option Line Amount)				0.0
5	Option 4: [***] Amount: [***] (Option Line Amount)				0.0
6	Option 5: [***] Amount: [***] (Option Line Amount)				0.0
7	Option 6: [***] Amount: [***] (Option Line Amount)				0.0

AUTHORIZED FOR LOCAL REPR

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTRACT CLAUSES AND SECTIONS:

Section B – Supplies or Services and Price / Cost	6
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	6
ARTICLE B.2. PRICES/ COSTS/ PERIOD OF PERFORMANCE	6
B.2.1. BASE PERIOD	6
B.2.2. OPTIONS	7
ARTICLE B.3. ESTIMATED COST – COST SHARING	8
ARTICLE B.4. LIMITATIONS APPLICABLE TO DIRECT COSTS	9
B.4.1. ITEMS UNALLOWABLE UNLESS OTHERWISE PROVIDED	9
B.4.2. TRAVEL COSTS	9
ARTICLE B.5. ADVANCE UNDERSTANDINGS	10
ARTICLE B.6. ORGANIZATIONAL CONFLICT OF INTEREST	15
Section C – Description/Specifications/Work Statement	16
ARTICLE C.1. STATEMENT OF WORK	16
ARTICLE C.2. REPORTING REQUIREMENTS	16
ARTICLE C.3. MEETINGS/SITE VISITS	17
ARTICLE C.4. RISK MANAGEMENT	18
ARTICLE C.5. REGULATORY ACTIVITIES	18
ARTICLE C.6. QUALITY	19
Section D – Packaging, Marking, and Shipping	20
ARTICLE D.1. METHOD OF DELIVERY	20
Section E – Inspection and Acceptance	21
ARTICLE E.1. INSPECTION AND ACCEPTANCE	21
ARTICLE E.2. FAR 52.252-2 FEDERAL ACQUISITION REGULATION CLAUSES INCORPORATED BY REFERENCE (FEB 1998)	22
ARTICLE E.3. DESIGNATION OF GOVERNMENT PERSONNEL	22
Section F – Deliveries or Performance	23
ARTICLE F.1. PERIOD OF PERFORMANCE	23
ARTICLE F.2. DELIVERABLES	23
F.2.1. SUMMARY OF CONTRACT DELIVERABLES	23
F.2.2. DETAILED DESCRIPTION OF SELECT CONTRACT DELIVERABLES	37
ARTICLE F.3. ELECTRONIC SUBMISSION	45
ARTICLE F.4. SUBJECT INVENTION REPORTING REQUIREMENT	45
ARTICLE F.5. FAR 52.252-2 (Feb 1998) CLAUSES INCORPORATED BY REFERENCE	45
Section G – Contract Administration	46

ARTICLE G.1. CONTRACTING OFFICER (CO)	46
ARTICLE G.2. CONTRACTING OFFICERS REPRESENTATIVE (COR)	47
ARTICLE G.3. CONTRACTOR’S POINTS OF CONTACT	48
ARTICLE G.4. KEY PERSONNEL	48
ARTICLE G.5. CONTRACT FINANCIAL REPORT	48
ARTICLE G.6. INVOICE SUBMISSION	51
ARTICLE G.7. FAR 52.232-40 PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS (MAR 2023)	52
ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	53
ARTICLE G.9. REIMBURSEMENT OF COST	53
ARTICLE G.10. GOVERNMENT PROPERTY	54
ARTICLE G.11. INDIRECT COST RATES	55
ARTICLE G.12. ELECTRONIC INVOICING AND PAYMENT REQUIREMENTS – INVOICE PROCESSING PLATFORM (IPP)	55
Section H – Special Contract Requirements	58
ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS	58
ARTICLE H.2. NON-CLINICAL AND CLINICAL RESEARCH AWARD TERMS	59
H.2.1. NON-CLINICAL TERMS OF AWARD	59
H.2.2. CLINICAL TERMS OF AWARD	61
ARTICLE H.3. HUMAN MATERIALS	65
ARTICLE H.4. NEEDLE EXCHANGE	66
ARTICLE H.5. ACKNOWLEDGEMENT OF FEDERAL FUNDING	66
ARTICLE H.6. RESTRICTIONS ON ABORTIONS	67
ARTICLE H.7. GUN CONTROL	67
ARTICLE H.8. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	67
ARTICLE H.9. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION	68
ARTICLE H.10. CARE OF LIVE VERTEBRATE ANIMALS	68
ARTICLE H.11. ANIMAL WELFARE	69
ARTICLE H.12. PAPERWORK REDUCTION ACT	69
ARTICLE H.13. RESTRICTION ON PORNOGRAPHY ON COMPUTER NETWORKS	69
ARTICLE H.14. CERTIFICATION OF FILING AND PAYMENT OF TAXES	69
ARTICLE H.15. CONFIDENTIALITY OF INFORMATION	69
ARTICLE H.16. INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR CONFLICTS OF INTERESTS	70
ARTICLE H.17. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS	73
ARTICLE H.18. REPORTING MATTERS INVOLVING FRAUD, WASTE, AND ABUSE	73
ARTICLE H.19. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES	73
ARTICLE H.20. ACCESS TO DOCUMENTATION/DATA	73
ARTICLE H.21. IDENTIFICATION AND DISPOSITION OF DATA	74
ARTICLE H.22. DISSEMINATION OF INFORMATION	74
ARTICLE H.23. PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM ASPR FUNDED RESEARCH	74
ARTICLE H.24. CONFLICT OF INTEREST	74
ARTICLE H.25. RESEARCH INVOLVING HUMAN FETAL TISSUE	75

ARTICLE H.26. PRIVACY ACT APPLICABILITY	75
ARTICLE H.27. SECURITY REPORTING REQUIREMENT	75
ARTICLE H.28. FOREIGN TRANSFER OF ASSETS OR TECHNOLOGY	76
ARTICLE H.29. LABORATORY LICENSE REQUIREMENTS	78
ARTICLE H.30. REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS	78
ARTICLE H.31. SHARING RESEARCH DATA	79
ARTICLE H.32. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES	79
ARTICLE H.33. CONFIDENTIALITY OF INFORMATION	79
ARTICLE H.34. COMPLIANCE WITH EXECUTIVE ORDER NUMBER 14292:	80
Section I – Contract Clauses	81
ARTICLE I.1. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES	81
ARTICLE I.2. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES	84
ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES	85
I.3.1. ADDITIONAL HHS ACQUISITION REGULATION (HHSAR) CLAUSES- IN FULL TEXT	85
I.3.2. ADDITIONAL FEDERAL REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES-IN FULL TEXT	86
Section J – List of Attachments	87
ATTACHMENT #1 – [***]	88
ATTACHMENT #2- [***]	104
ATTACHMENT #3- [***]	108
ATTACHMENT #4- [***]	109
ATTACHMENT #5- [***]	110
ATTACHMENT #6 – [***]	113
ATTACHMENT #7- [***]	122
ATTACHMENT #8- [***]	123
ATTACHMENT #9 – [***]	124
ATTACHMENT #10 – [***]	125
ATTACHMENT #11 – [***]	132

PART I – THE SCHEDULE

Section B – Supplies or Services and Price / Cost

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The Pandemic and All Hazards Preparedness Act (PAHPA) of 2006 established the Center for the Biomedical Advanced Research and Development Authority (BARDA) and was reauthorized under the PAHPA of 2013 and again in 2019 under the Pandemic and All-Hazards Preparedness and Advancing Innovation Act (PAHPAIA), Public Law No. 116-22, to support development and acquisition of medical countermeasure (MCMs) to prevent or treat the medical consequences of chemical, biological, radiological, and nuclear (CBRN) threats, pandemic influenza (PI), and emerging infectious diseases (EID). These MCMs include vaccines, therapeutics, diagnostics, and medical devices. Additionally, BARDA is entrusted to foster innovation of technologies that enable better manufacturing, testing, and utilization of these medical countermeasures.

This purpose of this Cost-Share contract with Scynexis is to advance the development of Scynexis’ second generation furgerp SCY-247 for the treatment and prevention of invasive fungal diseases.

The scope of work for this contract includes discovery, pre-clinical, non-clinical, clinical and manufacturing activities and all associated regulatory, quality assurance, management, and administrative services. The Research and Development (R&D) effort for SCY-247 will progress in specific stages covering the base period of performance (Contract Line-Item Number (CLIN) 1) as specified in this contract. Scynexis will complete specific tasks required in each of the discrete work segments.

The Government has determined a Bona Fide Need for each non-severable discrete work segment which will conclude upon the completion of a defined tasks that provide(s) independent merit and value to the Government. The Contractor's success in completing the required tasks under the work segments must be demonstrated through the Deliverables and Milestones specified under Article F of this contract. As set forth in Attachment 1, Statement of Work, the Go/No-Go, Deliverable, and/or Milestones will constitute the basis for the Government’s decision, at its sole discretion, to exercise any follow-on option period(s).

CLIN 0001 is fully funded and shall only be used for the scope of work covered in CLIN 0001. The period of performance is listed under Article B.2.1.

ARTICLE B.2. PRICES/ COSTS/ PERIOD OF PERFORMANCE

B.2.1. BASE PERIOD

The estimated costs and periods of performance associated with this Cost Share contract with Scynexis are reflected below.

1. The Government’s total cost share for the base period contract is $18,454,788.

2. Scynexis’ cost share is [***].

3. The total estimated cost of the base period, Government’s cost share plus the contractor’s cost share is [***].

4. The Contractor shall maintain records of all contract costs and such records shall be subject to FAR 52.215-2 (RFO Dev Jul. 2026), Audit and Records-Negotiation. incorporated by reference into this contract in SECTION I.

5. The Government shall use the current periods of performance as listed in CLIN line-item(s) unless the contractor and the government mutually agree to a bilateral modification changing the periods of performance that are listed in the CLINs in accordance with FAR 52.217-8. The Contracting Officer shall extend services in increments that are beneficial to the Government not to exceed six months.

6. The amount currently obligated will cover the Base Period (CLIN 0001) of the contract from

09/29/2026 – [***] (see table below) unless FAR Clause 52.217-8 is exercised. The period of performance and costs may be adjusted by mutual agreement in a bilateral modification between the Contractor and the

Government.

Contract Line-Item No. (CLIN)	Project Description	Period of Performance	Government Cost Share	Contractor Cost Share	Total Contract Value
0001	Phase 2 Clinical Study Preparation	09/29/2026 – [***]	$18,454,788 ([***])	[***] ([***])	[***]

B.2.2. OPTIONS

1. The contract includes optional cost sharing CLINs 0002 through 0007. The Government may use a bilateral modification to exercise the Options in accordance with FAR 52.217-9 Option to Extend the Term of the Contract (Mar 2000), as set forth in Section I of the contract.

2. Unless the government exercises its option pursuant to the option clause contained in SECTION I, following successful completion of the “go criteria” set forth in Attachment 1, Statement of Work, the contract consists only of the Base Work segment specified in the SOW as defined in SECTIONS C and F, for the price set forth in SECTION B.2 of the contract.

3. If the Government decides to exercise an option(s), the Government will provide the contractor with a preliminary written notice of its intent to exercise the option as referenced in Section I. Tentative time frames for the periods of performance are set forth below.

Table 2. Option Period CLINs
CLIN	Est. Period of Performance	Services	Government Cost Share	Contractor Cost Share	Total Estimated Cost
0002	[***]	Option 1: [***]	[***] ([***])	[***] ([***])	[***]
0003	[***]	Option 2: [***]	[***] ([***])	[***] ([***])	[***]
0004	[***]	Option 3: [***]	[***]([***])	[***] ([***])	[***]
0005	[***]	Option 4: [***]	[***] ([***])	[***] ([***])	[***]
0006	[***]	Option 5: [***]	[***] ([***])	[***] ([***])	[***]
0007	[***]	Option 6: [***]	[***] ([***])	[***] ([***])	[***]
TOTALS FOR ALL OPTIONS			[***]	[***]	[***]
TOTALS FOR BASE PLUS OPTIONS			$213,943,726	[***]	[***]

ARTICLE B.3. ESTIMATED COST – COST SHARING

1. This is a cost-sharing contract. The total estimated cost-sharing for performing the work in the base and in optional CLINs is established in the above schedule, B.2. For further provisions regarding the specific cost-sharing arrangement, see ARTICLE B.5. ADVANCE UNDERSTANDINGS of the contract.

2. Funds shall be provided for the total cost of performance from BARDA and Scynexis, Inc. BARDA shall provide an amount not to exceed $213,943,726 if all options are exercised. The Contractor's share of the contract is estimated at [***].

3. The Contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and Records-Negotiation and Final Decisions on Audit Findings clauses of the General Clauses.

4. Costs share contributions from the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization's share of the costs expended by category, on the Financial Report of Individual Project/Contract as referenced in ARTICLE G.5. CONTRACT FINANCIAL REPORT .

5. The contractor is required to notify the Contracting Officer (CO) and the Contracting Officer’s Representative (COR) in writing when the cumulative expenditure against any individual CLIN reaches or exceeds [***]percent ([***]) of the Government funds obligated to that CLIN. The notification shall identify the applicable CLIN, the amount of Government funds obligated, and cumulative expenditures to date. This notification does not authorize the Contractor to exceed the Government funds obligated to the applicable CLIN or otherwise obligate the Government to provide additional funding.

ARTICLE B.4. LIMITATIONS APPLICABLE TO DIRECT COSTS

B.4.1. ITEMS UNALLOWABLE UNLESS OTHERWISE PROVIDED

Notwithstanding the clauses and unless authorized in writing by the Contracting Officer or set forth in the Statement of Work, the cost of the following items or activities shall be unallowable as direct costs:

1. Acquisition, by purchase or lease, of any interest in real property;

2. Special rearrangement or alteration of facilities;

3. Accountable Government Property (see the ARTICLE G.10 GOVERNMENT PROPERTY);

4. Note: this includes the lease or purchase of any item of general-purpose office furniture or office equipment regardless of dollar value.

5. Purchase or lease of scientific instruments or equipment over [***] except for instruments and equipment specifically included in the Statement of Work;

6. Travel to attend general scientific meetings/conferences;

7. Promotional Items

8. Printing Costs (as defined in the Government Printing and Binding Regulations);

9. Overtime (premium) compensation;

10. Entering certain types of subcontracting arrangements (ARTICLE B.5(3) for specific obligations). Note that most consulting agreements require CO’s written consent;

11. Foreign Travel (see Subparagraph B.4.2(3));

12. Patient care costs (see Section J-List of Attachments);

13. Light Refreshment and Meal Expenditures - Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Representative (COR), with a copy to the Contracting Officer, at least six weeks in advance of the event and are subject to “HHS Policy on Promoting Efficient Spending: Use of Appropriate Funding for Conferences and Meetings, Food and Promotional Items and Printing and Publications.” The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provided; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshments and/or meals costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held at a government facility.

B.4.2. TRAVEL COSTS

1. Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract during the Base Period shall not exceed [***] without the prior written approval of the Contracting Officer. The Contractor shall notify the Contracting Officer in writing when travel expenditures have exceeded [***] of the base period travel expenses. Costs must be consistent with FAR 52.247-63 – Preference for U.S. Flag Air Carriers (Jan 2025).

2. Subject to the dollar limitation specified under B.4.2.1. above, the Contractor shall invoice and be reimbursed for all travel costs in accordance with FAR 31.205- 46, Travel Costs.

3. If foreign travel is necessary, a Contracting Officer Authorization (COA) will be required. Expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the amount specified in each approved COA, without the prior written approval of the Contracting Officer. Requests for foreign travel must be submitted at least [***] in advance and shall contain the following:

A. Meeting(s) and place(s) to be visited, with costs and dates; name(s) and title(s) of Contractor personnel to travel and their functions in the contract project;

B. Contract purposes to be served by the travel;

C. How travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of BARDA contract funds;

D. How such advantages justify the costs for travel and absence from the project of more than one person if such is suggested; and

E. What additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project?

ARTICLE B.5. ADVANCE UNDERSTANDINGS

1. Sharing of Contract Deliverables within the U.S. Government (USG), Administration for Strategic Preparedness and Response (ASPR) to build a robust medical countermeasure portfolio through increased collaboration, the USG may share technical deliverables between USG agencies responsible for medical countermeasure development. In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise (PHEMCE) Review, BARDA may share technical deliverables and test results created in the performance of this Contract with colleagues within the PHEMCE as well as within the Department of Health and Human Services (HHS), subject to Contractor’s restrictive markings. This also includes agreements established in the Integrated Portfolio Advisory Committee (PAC) Charter, and agreements between BARDA and the Department of Defense, National Institutes of Health (NIH), Centers for Disease Control and Prevention (CDC), and the Food and Drug Administration (FDA). This advance understanding does not authorize the USG to share financial information outside of the USG. The Contractor is advised to review the terms of FAR 52.227-14 Rights in Data – General (May 2014), regarding the USG’s rights to data first produced during performance of this contract.

2. Salary Limitations: Salaries will be limited to the Senior Executive Schedule maximum of [***] annually for Executive Level II, subject to annual increases. The contractor will pay any additional compensation beyond the maximum salary and captured as an in-kind contribution or cost share.

3. Subcontracts and Consultants: Prior written consent from the CO in the form of CO Authorization (COA) is required for any subcontract that:

A. Is of the cost-reimbursement or time and materials type; or

B. Is of the fixed price type and exceeds $350,000 or [***] of the contract, whichever is less.

The CO shall request appropriate supporting documentation for reviewing and determining authorization, pursuant with FAR 52.244-2 Subcontracts (JUN 2020). After receiving the CO’s written consent of the subcontract, the Contractor shall provide a copy of the signed and executed subcontract or consulting agreement to the CO within [***] calendar days.

Note: Consulting services are treated as subcontracts and subject to the ‘consent to subcontract’ provisions set forth in this Section.

Note: Subcontracts or Consulting services that are fixed price shall be documented within the approved budget proposal. The Government is not liable for any costs of Subcontracts or Consulting Services not documented and approved by the Contracting Officer and/or Contracting Officer Representative.

Notwithstanding the foregoing, a COA is not required for, and the Government hereby consents to the following subcontracts for the base period (CLIN 0001):

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

4. Site Visits, Inspections, and General Audits: At the discretion of the USG and independent of activities conducted by the Contractor, with [***] business days of notice to the Contractor, the USG reserves the right to conduct site visits and inspections during normal business hours, on an as-needed basis in connection with technical performance issues, including collection of product samples and intermediates the Contractor or subcontractor holds. Inspections and visits will be subject to Contractor or subcontractor Standard Operating Procedures (SOPs) as appropriate. In case of visits and inspections to the subcontractor’s facilities related to performance under this contract that are independent of activities the Contractor conducts, the USG shall demonstrate cause for the visit and/or inspection. All costs reasonably incurred by the Contractor and subcontractor for the visit and/or inspection will be allowable costs. The Contractor must coordinate these visits and must have the opportunity to accompany the USG. Consistent with federal law, the Government will ensure that no Government representative will publish, divulge, disclose, or make known in any manner, to any extent not authorized by law, any information coming to them in the course of employment or official duties, while visiting a contractor or subcontractor plant. Under time-sensitive or critical situations, the USG reserves the right to suspend the [***]business days’ notice to the Contractor. In such circumstances, the Contractor will use its best efforts to accommodate a visit and inspection in the timeframe requested or as soon as possible while considering compliance with subcontractor SOPs and logistical constraints.

If the Government, Contractor or other party identifies any issues during an audit, the Contractor will capture the issues, identify potential solutions, and provide a report to the Government for review and acceptance.

If issues are identified during the audit, the Contractor will submit an issue report to the CO and COR (COR) within [***] business days detailing the finding and corrective action(s) of the audit.

The COR and CO will review the issues report and provide a response to the Contractor within [***] business days.

Once corrective action is completed, the Contractor will provide a final report to the CO and COR within a time frame negotiated with the COR in writing after review of the issues report.

5. Quality Assurance (QA) Audits: BARDA reserves the right to participate in QA audits of the Contractor’s subcontractors to the extent related to performance of this contract. USG shall be subject to the subcontractor’s SOPs, always including policies and procedures regarding security and facility access while in the subcontractor’s facility. Consistent with federal law, the Government will ensure that no Government representative will publish, divulge, disclose, or make known in any manner, to any extent not authorized by law, any information coming to him in the course of employment or official duties, while visiting a subcontractor plant. BARDA will provide the Contractor with written notes concerning anything BARDA observes during the audit in the Contractor report as appropriate. Upon completion of the QA audit, the Contractor shall provide a report capturing the findings, results, and next steps in proceeding with any potential subcontractors. If action is requested of a subcontractor, detailed corrective and preventative plans for addressing areas of non-conformance to International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use (ICH) and FDA regulations for Good Laboratory Practice (GLP), Good Manufacturing Practice (GMP), or Good Clinical Practice (GCP) guidelines, as identified in the audit report, must be provided to the COR for review and acceptance. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution. All costs the Contractor reasonably incurs for such visits and/or inspections shall be allowable costs.

Contractor shall provide CO and COR, an audit plan within [***] days of contract award. Also, an updated audit plan is submitted [***] by the Contractor. This audit plan must include upcoming, ongoing, or recent audits/site visits of subcontractors by the Contractor

Contractor shall notify the COR and CO of report completion within [***]business days. The Contractor shall complete the report within [***] days of the audit/site visit, or as negotiated with the COR in writing dependent upon the audit findings;

The COR and CO will review the issues report and provide a response to the Contractor within [***] business days;

Once corrective action is completed, the Contractor will provide a final report to the CO and COR within a time frame negotiated with the COR and CO after they review the issues report.

If additional details are needed for clarification of role, responsibility and processes between the Contractor and USG, it will be defined in a Quality Agreement as negotiated between the USG and Contractor. See Attachment 11 for a template for this agreement.

6. Other U.S. Government Audits: The USG reserves the right to conduct an audit of the Contractor with [***] business days advance notice in connection with technical performance issues. The USG reserves the right to accompany the Contractor on routine and for-cause site visits/ audits of subcontractor(s) related to work performed under this contract. USG shall be subject to the Contractor’s SOPs, always following policies and procedures regarding security and facility access while in the Contractor’s facility. Consistent with federal law, the Government will ensure that no Government representative will publish, divulge, disclose, or make known in any manner, to any extent not authorized by law, any information coming to him in the course of employment or official duties, while stationed in a contractor plant. At the discretion of the USG and independent of testing conducted by the Contractor, BARDA reserves the right to conduct site visits/audits and collect samples of production hand that are produced under this contract and held by the Contractor and subcontractors. USG sample requirements to be described in Quality Agreement between Contractor and USG. Samples collected by the USG will be maintained as per current Good Manufacturing Practice (cGMP) at 21 CFR 210 and 211, current good laboratory practices (cGLP; 21 CFR 58), or current good clinical practices (cGCP; 21 CFR 50-56) as appropriate. Prior to USG or independent testing, USG shall provide a description of the tests including purpose, methodology, and identification of testing facility at least [***] business days prior to testing for Contractor review and comment. USG shall provide a report of all testing completed. All costs reasonably incurred by the Contractor for such visit and/or inspection shall be allowable costs.

7. Person-in-Plant: At the discretion of the Government and with [***] calendar days advance notice to the Contractor in writing from the CO, the Government may place a person-in-plant in the Contractor’s facility who shall be subject to the Contractor’s policies and procedures regarding security and facility access at all times while in the Contractor’s facility. USG shall be subject to the Contractor’s SOPs, always including policies and procedures regarding security and facility access while in the Contractor’s facility. Consistent with federal law, the Government will ensure that no Government representative will publish, divulge, disclose, or make known in any manner, to any extent not authorized by law, any information coming to him in the course of employment or official duties, while stationed in a contractor plant. All costs reasonably incurred by the Contractor and subcontractor for such visit and/or inspection shall be allowable costs.

8. Overtime Compensation: No overtime (premium) compensation is authorized under the subject contract.

9. Contract Number Designation: On all correspondence submitted under this contract, the Contractor agrees to clearly identify the contract number that appears on the face page of the contract as follows: 75A50126C00007.

10. Intellectual Property: The standard intellectual property clause at FAR 52.227-11 will apply to any subject inventions (which excludes all of Contractor’s relevant background intellectual property including the patents and patent applications as described inAttachment 10) and the parties will comply with the license, disclosure and election mechanics of this clause in all respects but the following: there will be no application of subsection “(g) Preference for United States Industry,” to any requirement for domestic manufacturing that is not included in the statement of work under this Award; and the Government is not entitled to exercise a subsection “(h) March In Rights” without first obtaining a certification in writing by the Contractor that the Government’s needs for such a license could not be satisfied by the Contractor itself, even where such work is outside the scope of this contract. The Contractor shall have a right of first refusal for any such work for which a March-In action would be required.

11. Approval of Human and Animal Protocols: The Contractor shall submit all protocols including human and animal protocols and human-informed consent documents as referenced under this Contract to the COR for review and approval prior to seeking other approvals (Institutional Review Board, Human Use Committee, Institutional Animal Care and Use Committee). The Government requires no fewer than [***] business days prior to submission to perform a review. The Contractor shall take this review time into account and submit protocols as early as possible to avoid delays. The Government’s comments and feedback shall be addressed prior to approval. The COR will review and provide approval of protocols. Human-informed consent shall also be submitted and reviewed with any human protocol. Major changes from the site investigational review boards (IRBs) require the contractor to provide human-informed consent forms to BARDA for review within [***] business days of the notice being received.

12. Invoice Submission during end of Fiscal Year: The government will not accept invoices for processing from September 6th through October 5th because of fiscal year end requirements. Any invoices received from September 6th through October 5th will be canceled and returned to the Contractor for resubmission beginning October 6th.

13. Contractor Consent to Go/No-Go Decision: The Government’s discretion to exercise options for periods beyond the base period may only be exercised if the Contractor and Government agree that the Milestones of the current base or option period(s) have been accomplished as detailed in the GO/NO-GO DECISION POINTS specified herein. Following the Contractor’s notification to the COR that all Milestones of the current base or option period(s) have been achieved, the Government may, at its sole discretion, exercise its right to award the next option period.

14. Cost Sharing Arrangements: Finally, the Government agrees that Contractor may count the following costs towards its cost share contribution: any excess of actual indirect costs in excess of the ceilings specified in Article G.11.

ARTICLE B.6. ORGANIZATIONAL CONFLICT OF INTEREST

1. General: For this provision/clause, “consultant” is defined as a company, firm, LLC, sole proprietor, joint venture member, independent contractor, subcontractor, affiliate, or similar entity that is not an employee of the Contractor.

2. Disclosure: The Contractor shall report to the Contracting Officer (CO) and/or Contract Officer Representative (COR) contacts with consultants who are paid to furnish advice, information, direction, or assistance to the Contractor or any subcontractor in support of the preparation or submission of the Contractor’s business or technical proposal. The report shall include the following information:

a. The name, title, and contact information for the consultant, including the name and contact information for his/her company/firm/etc.

b. The nature of the consulting services received.

3. Resolution: The Contracting Officer responsible will review the Contractor’s disclosure to determine whether an actual or appearance of a conflict of interest exists based on the information disclosed by the Contractor and/or from other sources. The framework for the Contracting Officer’s review will be FAR Subpart 9.5, Organizational and Consultant Conflicts of Interest. If an actual or appearance of a conflict of interest exists, the Contracting officer will take action which may include, but is not limited to, requesting a mitigation plan from the Contractor.

Section C – Description/Specifications/Work Statement

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work, set forth in SECTION J - List of Attachments, attached hereto and made a part of the contract.

ARTICLE C.2. REPORTING REQUIREMENTS

See Section F for specific reporting requirements.

All reports required herein shall be submitted in electronic format to the contacts listed below:

HHS/ASPR/BARDA/CMA:

Contracting Officer

Audrey Glover

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research and Development Authority (BARDA)

Contract Management and Acquisition (CMA)

Washington, DC 20515

Email: [***]

Contracting Specialist

Veronica Stroud

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research and Development Authority (BARDA)

Contract Management and Acquisition (CMA)

Washington, DC 20515

Email: [***]

HHS/ASPR/BARDA:

Contracting Officer Representative (COR)

[***]

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research & Development Authority (BARDA)

Washington, DC 20515

Email: [***]

Alternate Contracting Officer Representative (ACOR)

[***]

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research & Development Authority (BARDA)

Washington, DC 20515

Email: [***]

ARTICLE C.3. MEETINGS/SITE VISITS

The Contractor and BARDA shall participate in regular meetings to coordinate and oversee the contracting effort as requested by the CO/COR. Such meetings may include, but are not limited to, a kickoff meeting to be held at a location the COR determines, status update meetings and/or teleconferences, site visits to the Contractor’s and/ or subcontractor’s facilities, and meetings with individual Contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor shall provide data, reports, and presentations to groups of outside experts and USG personnel and USG-contracted subject matter experts as the CO/COR who facilitates review activities requires. All BARDA employees sign Non-Disclosure and Conflict of Interest agreements at the time of employment.

1. Kickoff Meeting: The purpose of the kickoff meeting will be to orient the Contractor to HHS/BARDA and review contract requirements. The Contractor and Government shall conduct a kickoff meeting within [***] calendar days after the contract is awarded to review HHS procedures, processes, and expectations. The Contractor shall provide an itinerary/agenda no later than [***] business days before meeting. Minutes from the kickoff meeting must be provided within [***] business days of the event.

2. Status Update Meetings/Teleconferences: A conference call between the CO, the COR and designees and the Contractor’s Project Leader/delegate and designees shall occur biweekly or otherwise as the Government and the Contractor, or the CO determines by mutually agreement.

During this meeting the Contractor’s Project Leaders/delegates and designees will discuss the activities that have occurred since the last call, any problems that have arisen and the activities planned until the next call is to take place. The Contractor’s Project Leaders/delegates may choose to include other key personnel on the conference call who can give detailed updates on specific projects or key personnel as the COR requests.

Electronic copies of any slides for presentation shall be provided via email to the COR [***] business days before the meeting and uploaded into the “Collaborator Portal” within [***] business days after the meeting is held. Electronic copies of conference call meeting minutes/summaries shall be provided via e-mail to the COR and uploaded into a “Collaborator Portal” by the Contractor within [***] business days after the conference call is held. The COR shall provide details and setup instructions for the portal once it is authorized for use.

3. Quarterly and Ad-Hoc Meetings: At the discretion of the CO or COR, the Contractor shall participate in Project Meetings to coordinate the performance of the contract. These meetings may be conducted via virtual or face-to-face meetings in Washington, D.C. or at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protection for Contractor’s confidential or proprietary data) and Government personnel as required by the COR, giving reasonable prior notice of such requirement to Contractor, in order to facilitate review of contract activities.

Contractor shall provide final itinerary/agenda at least [***] business days in advance of meetings.

Contractor shall provide a meeting summary to the BARDA COR no later than [***] business days after the meeting.

ARTICLE C.4. RISK MANAGEMENT

The Contractor shall establish and maintain an active, Enterprise-wide Risk Management System (ERMS) as well as a specific risk management plan that includes the SOPs governing risk management, a description of the risk management activities required to oversee the project across its range of scope, and the processes for reviewing completed risk mitigations. The Contractor shall complete risk management documentation for the program as applicable, such as:

1. Preliminary hazard analysis as necessary for each product component

2. Design, user, and process FMEA plans

3. Risk register to verify the proposed mitigations

ARTICLE C.5. REGULATORY ACTIVITIES

The Contractor shall provide the COR the opportunity to review and comment upon any draft documents, including draft pre- submission packages, and meeting requests, to be submitted to the FDA or any other regulatory authority that relate exclusively to the Contract Scope of Work. The Contractor shall provide the COR with at least [***] business days for review and comments. An acceptable version shall be provided to the COR prior to submission to FDA or other regulatory authority.

The Contractor shall provide the COR initial draft minutes and final draft minutes of any meeting with the FDA and any other regulatory agencies that relate to the Contract Scope of Work within [***] business days.

The Contractor shall communicate the dates and times of any meeting that relate to the Contract Scope of Work with the FDA and other regulatory agencies to the COR and ensure participation for appropriate COR and BARDA Subject Matter Expert (SME) staff to attend the meetings.

The Contractor shall forward SOPs upon request from COR/CO. SOPs are used for audit purposes and validation of the program’s progress. Authorized reviewers of the SOPs shall provide non-disclosure agreements, if required.

The Contractor shall work to support BARDA in development of FDA submissions and meeting for seeking a Pre-Emergency Use Authorization if BARDA deems necessary. BARDA support may require the Contractor to develop unique deliverables other than the ones related to the SOW for submission to the FDA.

The Contractor shall support FDA audits of the Contract Products. Within [***] calendar days of an FDA audit of Contractor or subcontractor facilities, the Contractor shall provide copies of the audit findings, final report, and a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report.

ARTICLE C.6. QUALITY

The Contractor shall establish and maintain a Quality Management System with sufficient content to include but not limited to the elements contained in the Code of Federal Regulations Title 21 Part 210-211.

The Contractor shall establish routine internal reviews, documentation, and evidence of the ability to maintain and adhere to the Code of Federal Regulations Title 21 Part 210-211.

The Contractor shall conduct an audit of its system quality system adherence, resolve any issues the auditor notes and provide Quality Audit Findings and Resolutions to the Government. The audit shall be conducted by individuals who do not have direct responsibility for the matters being audited.

Section D – Packaging, Marking, and Shipping

ARTICLE D.1. METHOD OF DELIVERY

All deliverables required under this contract shall be packaged, marked, and shipped in accordance with Government written specifications and Section F. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

Unless the CO specifies otherwise, delivery of reports to be furnished to the Government under this contract (including invoices) shall be delivered to the CO and COR electronically along with a concurrent email notification to the CO and COR summarizing the electronic delivery (as defined in Section F.3. Electronic Submission).

Section E – Inspection and Acceptance

ARTICLE E.1. INSPECTION AND ACCEPTANCE

The Contracting Officer and Contracting Officer’s Representative will perform inspection and acceptance of all technical reports and inspection documentation. Technical inspection and acceptance of reports will take place via email. All inspection and acceptance reports shall be sent to the Contracting Officer and the Contracting Officer Representative for review and approval IAW section F.

All reports required herein shall be submitted in electronic format to the contacts listed below:

HHS/ASPR/BARDA/CMA:

Contracting Officer

Audrey Glover

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research and Development Authority (BARDA)

Contract Management and Acquisition (CMA)

Washington, DC 20515

Email: [***]

Contracting Specialist

Veronica Stroud

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research and Development Authority (BARDA)

Contract Management and Acquisition (CMA)

Washington, DC 20515

Email: [***]

HHS/ASPR/BARDA:

Contracting Officer Representative (COR)

[***]

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research & Development Authority (BARDA)

Washington, DC 20515

Email: [***]

Alternate Contracting Officer Representative (ACOR):

[***]

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research & Development Authority (BARDA)

Washington, DC 20515

Email: [***]

Acceptance may be presumed unless the CO or the Contracting Officer Representative indicates otherwise in writing within [***] of receipt.

ARTICLE E.2. FAR 52.252-2 FEDERAL ACQUISITION REGULATION CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at: https://www.acquisition.gov/far-overhaul/far-part-deviation-guide

FAR 52.246-5, Inspection of Services - Cost-Reimbursement (April 1984)

FAR 52.246-9, Inspection of Research and Development (Short Form)

ARTICLE E.3. DESIGNATION OF GOVERNMENT PERSONNEL

For the purposes of Section E, the designated COR (COR) is the authorized representative of the CO. The COR will assist in resolving technical issues that arise during performance. The COR, however, is not authorized to change any contract terms or authorize any changes in the Statement of Work or modify or extend the period of performance or authorize reimbursement of any costs incurred during performance.

Section F – Deliveries or Performance

ARTICLE F.1. PERIOD OF PERFORMANCE

The base period of performance of this contract shall be [***] months from the date of award. The period of performance may be extended to a total not to exceed 10 years. If the Government exercises the Option Period(s) pursuant to the Option Clause in Section I.3 of the contract, the overall period of performance shall be increased as shown in SECTION B.2.2. The period of performance for the base and option periods shall be consistent with the dates set forth in SECTION B.2.

ARTICLE F.2. DELIVERABLES

Successful performance of the final contract shall be deemed to have occurred upon performance of the work set forth in the Statement of Work attached to this contract as Attachment 1 (SECTION J-List of Attachments), and upon CO (or the duly authorized representative) delivery and acceptance as the SOW requires pursuant to SECTION E-INSPECTION AND ACCEPTANCE, of the following items listed below under heading 1 “Summary of Contract Deliverables” in accordance with the stated delivery schedule.

All deliverables and reporting documents listed within this Section shall be delivered electronically (as defined in Section C.2 Electronic Submission) to the CO, CS, the COR and alt COR unless otherwise specified by the CO.

Unless otherwise specified by the CO, the deliverables identified in this Section F shall also be delivered electronically to the designated Collaborator Portal along with a concurrent email notification sent to the CO, CS, COR, and Alternate COR stating delivery has been made.

The items specified below under heading 1 “Summary of Contract Deliverables”, as described in Attachment 1 - Statement of Work to this contract will be required to be delivered by the date(s) specified below and in accordance with any specifications stated in SECTION D-PACKAGING, MARKING AND SHIPPING, of this contract. All reports identified below relate solely to the development activity funded under this contract:

F.2.1. SUMMARY OF CONTRACT DELIVERABLES

Unless otherwise stated, each deliverable on the table below shall be provided as one (1) electronic copy to the alt COR, the COR, CS, and CO as set forth in SECTION C.2.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

F.2.2. DETAILED DESCRIPTION OF SELECT CONTRACT DELIVERABLES

[***]

ARTICLE F.3. ELECTRONIC SUBMISSION

For electronic delivery, the Contractor shall upload documents into the designated Government file sharing system. The Government shall provide authorized log in to two contractor representatives to access the file share program. Each representative must complete mandatory training provided by the Government prior to gaining user access. An email notification should be sent to the CO and COR upon electronic delivery of any documents.

ARTICLE F.4. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification shall be submitted to the Contracting Officer. An Annual Invention Report shall be due on or before the [***] calendar day after the completion of each reporting period. A Final Invention Report (see FAR 27.303 (b)(2)(ii)) shall be due on or before the expiration date of the contract. If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the CO.

Reports and documentation submitted to the Contracting Officer shall be sent to the address set forth in Section G – Contract Administration Data.

ARTICLE F.5. FAR 52.252-2 (Feb 1998) CLAUSES INCORPORATED BY REFERENCE

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the CO will make its full text available. The full text of each clause may be accessed electronically at this address: https://www.acquisition.gov/far-overhaul/far-part-deviation-guide

FAR 52.242-15, Stop-Work Order, Alternate 1 (April 1984)

Section G – Contract Administration

ARTICLE G.1. CONTRACTING OFFICER (CO)

The following CO will represent the Government for the purpose of this contract:

HHS/ASPR/BARDA/CMA:

Contracting Officer (CO)

Audrey Glover

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research and Development Authority (BARDA)

Contract Management and Acquisition (CMA)

Washington, DC 20515

Email: [***]

All communications pertaining to contractual and/or administrative matters under this contract shall be sent to the Contracting Officer.

The Contracting Officer is the only individual who can legally commit and bind the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions or other stipulations of this contract. Any other commitment, either explicit or implied, is invalid.

The CO is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of objectives; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; (5) obligate or de-obligate funds into the contract; (6) sign written licensing agreements; or (7) otherwise change any terms and conditions of this contract.

No information, other than that which may be contained in an authorized modification to this contract duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract. NOTE: An unauthorized commitment is an agreement that is not binding solely because the Government representative who made it lacked the authority to enter into that agreement on behalf of the Government. An unauthorized commitment (UC) usually results in the receipt of goods or services on behalf of the Government by someone with apparent authority, but that lacks the authority to obligate the Government; it can be intentional or unintentional. Only a warranted contracting officer has authority to obligate government funds and contractually bind the government for supplies and services within their warrant authority.

ARTICLE G.2. CONTRACTING OFFICERS REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

Contracting Officer Representative (COR)

[***]

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research & Development Authority (BARDA)

Washington, DC 20515

Email: [***]

Alternate Contracting Officer Representative (ACOR):

[***]

U.S. Department of Health & Human Services (DHHS)

Administration for Strategic Preparedness and Response (ASPR)

Center for the Biomedical Advanced Research & Development Authority (BARDA)

Washington, DC 20515

Email: [***]

The COR is responsible for:

As delegated by the CO, the COR is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) assisting the CO in interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

Additionally, the COR is not empowered to, nor does he/she have the authority to, perform any of the following duties since, in accordance with FAR, they are reserved only for a Contracting Officer:

• Make changes to the contract terms and conditions,

• Direct the contractor to perform work or make deliveries not specifically required under the contract;

• Waive or relax the Government’s rights, with regard to the Contractor’s compliance with the specifications, price, delivery or any other terms or conditions of the task order; or,

• Make any commitments or approve any actions that would create any financial obligation on the part of the Government.

The Alternate Contracting Officer Representative shall be assigned by Contracting Officer in the absence of the current designated Contracting Officer.

ARTICLE G.3. CONTRACTOR’S POINTS OF CONTACT

The Contractor shall provide primary and secondary points of contact that will be available 24 hours per day, 7 days per week, to be notified in case of a public health emergency.

ARTICLE G.4. KEY PERSONNEL

The key personnel specified in this contract are considered essential to work performance. At least [***] days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the CO and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the CO. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government. At a minimum, the key personnel should include the project manager and principal investigator.

The following individuals are considered essential to the work being performed hereunder:

Name	Title
[***]	[***]
[***]	[***]

ARTICLE G.5. CONTRACT FINANCIAL REPORT

1. Financial reports on the attached Financial Report of Individual Project/Contract shall be submitted by the Contractor to the CO with a copy to the COR in accordance with the instructions for completing this form, which accompany the form, in an original and one electronic copy, not later than the [***] business day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories), which shall be reported within the total contract, are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

2. Unless otherwise stated in the instructions for completing this form, all columns A through J, shall be completed for each report submitted.

3. The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

4. The CO may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

5. The listing of expenditure categories to be reported is incorporated as a part of this contract and can be found under Section J entitled, "Financial Report of Individual Project/Contract,".

6. Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

7. Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests, and be sent to the following points of contact:

Contracting Officer	Contracting Officer’s Representative	IPP
Audrey Glover HHS/ASPR/BARDA/CMA Washington, DC 20515 [***]	[***] HHS/ASPR/BARDA Washington, DC 20515 Email: [***] Alternate COR: [***] HHS/ASPR/BARDA Washington, DC 20515 Email: [***]	Department of Treasury Invoicing Processing Platform (IPP) & “Barda Digital Resources server”
Contracting Specialist
Veronica Stroud HHS/ASPR/BARDA/CMA Washington, DC 20515 [***]

8. The Contractor agrees to immediately notify the CO in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than [***]) of the estimated costs for the base period or any option period(s) (See estimated costs under Section B) and the reasons for the variance. These requirements are in addition to the specified requirements of FAR Clause 52.232-20, Limitation of Cost (RFO Deviation July 2026) that is incorporated by reference under Section I.1 which states;

(a) The parties estimate that performance of this contract, exclusive of any fee, will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government's share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government's and the Contractor's share of the cost.

(b) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that—

(1) The costs the Contractor expects to incur under this contract in the next [***] days, when added to all costs previously incurred, will exceed [***] percent of the estimated cost specified in the Schedule; or

(2) The total cost for the performance of this contract, exclusive of any fee, will be either greater or substantially less than had been previously estimated.

(c) As part of the notification, the Contractor shall provide the Contracting Officer a revised estimate of the total cost of performing this contract.

(d) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause—

(1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of (i) the estimated cost specified in the Schedule or, (ii) if this is a cost-sharing contract, the estimated cost to the Government specified in the Schedule; and

(2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the estimated cost specified in the Schedule, until the Contracting Officer (i) notifies the Contractor in writing that the estimated cost has been increased and (ii) provides a revised estimated total cost of performing this contract. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(e) No notice, communication, or representation in any form other than that specified in subparagraph (d)(2) in this clause, or from any person other than the Contracting Officer, shall affect this contract's estimated cost to the Government. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the estimated cost or, if this is a cost-sharing contract, for any costs in excess of the estimated cost to the Government specified in the Schedule, whether those excess costs were incurred during the course of the contract or as a result of termination.

(f) If the estimated cost specified in the Schedule is increased, any costs the Contractor incurs before the increase that are in excess of the previously estimated cost shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice directing that the increase is solely to cover termination or other specified expenses.

(g) Change orders shall not be considered an authorization to exceed the estimated cost to the Government specified in the Schedule, unless they contain a statement increasing the estimated cost.

(h) If this contract is terminated or the estimated cost is not increased, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

(END OF CLAUSE)

9. The Contractor shall submit an electronic copy of the payment request to the approving official instead of a paper copy. The payment request shall be transmitted as an attachment via e-mail to the address listed above in one of the following formats: MS Word, MS Excel, or Adobe Portable Document Format (PDF). Only one payment request shall be submitted per email and the subject line of the e-mail shall include the Contractor's name, contract number, and unique invoice number.

10. An electronic copy of the payment request shall be uploaded into the designated BDR server (as defined in Section G.6. INVOICE SUBMISSION) and an e-mail notification of the upload will be provided to the CO and COR.

11. All invoice submissions shall be in accordance with FAR Clause 52.232-25, Prompt Payment (Jan 2017).

12. Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget.

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

A. Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), and amount claimed.

B. Fringe Benefits - Cite rate and amount.

C. Overhead - Cite rate and amount.

D. Materials & Supplies - Include detailed breakdown when total amount is over [***].

E. Travel - Identify travelers, dates, destination, purpose of trip, and total breaking out amounts for transportation (plane, car etc.), lodging, M&IE. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

F. Consultant Fees - Identify individuals, amounts and activities. Cite appropriate COA.

G. Subcontracts - Attach subcontractor invoice(s). Cite appropriate COA.

H. Equipment - Cite authorization and amount. Cite appropriate COA.

I. Other Direct Costs - Include detailed breakdown when total amount is over [***].

J. G&A - Cite rate and amount.

K. Total Cost (and applicable cost-shared ratio)

L. Fixed Fee (if applicable)

M. Total Cost-Plus Fixed Fee.

Additional instructions and an invoice template are provided in Section J-List of Attachments, Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Cost- Reimbursement Contracts. All invoices must be signed by a representative of the contractor authorized to certify listed charges are accurate and comply with government regulations. Invoices shall be signed and submitted electronically (in accordance with Section G.6 Invoice Submission).

If applicable, the Contractor shall convert any foreign currency amount(s) in the monthly invoice to U.S. dollars each month, on the 1st of the month, using the foreign exchange rate index published on www.federalreserve.gov. Payment of invoices is subject to the U.S. dollar limits within the Total Costs of CLIN 0001 in Section B of the contract.

The Government shall use electronic funds transfer to the maximum extent possible when making payments under this contract. FAR 52.232-33, Payment by Electronic Funds Transfer–System for Award Management (Oct 2018), in Section I requires the Contractor to designate in writing a financial institution for receipt of electronic funds transfer payments.

ARTICLE G.6. INVOICE SUBMISSION

The Contractor shall submit invoices electronically in accordance with HHSAR 352.232-71. As prescribed in HHSAR 332.7003, use the following clause:

Electronic Submission of Payment Requests

Definitions. As used in this clause—

a. “Payment request” means a bill, voucher, invoice, or request for contract financing payment with associated supporting documentation. The payment request must comply with the requirements identified in FAR 32.905(b), “Content of Invoices” and the applicable Payment clause included in this contract.

b. Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests electronically using the Department of Treasury Invoice Processing Platform (IPP) or successor system. Information regarding IPP, including IPP Customer Support contact information, is available at www.ipp.gov or any successor site.

c. The Contractor may submit payment requests using other than IPP only when the CO authorizes alternate procedures in writing in accordance with HHS procedures.

d. If alternate payment procedures are authorized, the Contractor shall include a copy of the CO's written authorization with each payment request.

(End of Clause)

The Contractor agrees to include (as a minimum) the following information on each invoice:

1. Contractor’s Name & Address

2. Contractor’s Tax Identification Number (TIN)

3. Contract Number and Requisition/ OS Number

4. Invoice Number

5. Invoice Date

6. Contract Line-Item Number

7. Quantity

8. Unit Price & Extended Amount for each line item

9. Total Amount of Invoice

10. Name, title, and telephone number of the person(s) to be notified in the event of a defective invoice.

11. Payment Address, if different from the information in (2)(i).

The invoice shall be signed by a person authorized to bind the Contractor. The Contractor shall not submit an invoice prior to delivery of goods or services. See Attachment 3 for a sample.

ARTICLE G.7. FAR 52.232-40 PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS (MAR 2023)

1. Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

2. The acceleration of payments under this clause does not provide any new rights under the Prompt Payment Act.

3. Include the substance of this clause; include this paragraph c, in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.

ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluation(s) will be prepared annually as to coincide with the Anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted [***] to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the CO whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://www.cpars.csd.disa.mil/cparsmain.htm

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact that will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required [***]-day time frame.

CPARS Point of Contact for Scynexis, Inc.

[***]

ARTICLE G.9. REIMBURSEMENT OF COST

The Government shall reimburse the Contractor those costs determined by the CO to be allowable (hereinafter referred to as allowable cost) in accordance with FAR 52.216-7, Allowable Cost and Payment (July 2026 RFO Deviation) and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

1. All direct materials and supplies that are used in performing the work provided for under the contract, including those purchased for subcontracts and purchase orders.

2. All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

3. All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

4. Travel costs including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following:

A. Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

B. Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

C. Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed the per diem rates set forth in the Federal Travel Regulation (FTR).

D. Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

ARTICLE G.10. GOVERNMENT PROPERTY

A. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, "Contractor's Guide for Control of Government Property," which is incorporated into this contract by reference. This document can be accessed at:

HHS Manuals | HHS.gov (HHS Logistics Management Manual)

B. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

C. Notwithstanding the provisions outlined in the HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated in this contract in paragraph (a) above, the Contractor shall use the form titled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract,

D. Title will vest in the Government for equipment purchased as a direct cost. as directed by the CO or his/her designee. This form is included as an attachment in SECTION J of this contract.

ARTICLE G.11. INDIRECT COST RATES

The following Contractor established approved billing rates are incorporated into the contract and will be utilized for billing purposes during the period set forth below within the Base Period (CLIN 0001) unless revised by the CO in accordance with the provisions of FAR 42.705-1. FAR 52.216-7 Allowable Cost and Payment (Jul 2026 RFO Deviation) will be utilized for billing purposes during both the Base Period (CLIN 0001) and the Options Periods (CLIN 0002 through CLIN 0007) unless otherwise revised by a bilateral modification to the contract.

Rate Type	Period	Rate	Ceiling	Allocation Base
Fringe Benefits	[***]	[***]	[***]	Total Salaries and Wages
G&A	[***]	[***]	[***]	Total Direct Costs, including, for example, the costs of fringe benefits and subcontracts

The Indirect Cost Ceilings are established for the above period within the Base Period (CLIN 0001). The Contractor cannot seek reimbursement in excess of the Indirect Cost Ceilings in that period. In the event the final indirect cost rates are less than the above-established ceiling rates, the negotiated final rates shall be reduced to conform to the lower rates.

Use of the above provisional rates does not change any cost ceilings, contract obligations, or specific allowance or disallowance provided for in the contract.

Final rate proposals must be sent to the CO [***] months after the fiscal year end. (See also FAR Clause 52.216-7 incorporated herein).

Note: The rates presented in this table reflect the Recipient’s provisional pricing rates and are set as the indirect rate ceilings for the base period and for exercised CLINS within the negotiated rate period unless an updated rate letter is received and incorporated into this award.

ARTICLE G.12. ELECTRONIC INVOICING AND PAYMENT REQUIREMENTS – INVOICE PROCESSING PLATFORM (IPP)

All Invoice submission for goods and or services delivered to facilitate payments must be made electronically through the U.S. Department of Treasury’s Invoice Processing Platform System (IPP).

Invoice Submission for Payment means any request for contract financing payment or invoice payment by the Contractor. To constitute a proper invoice, the payment request must comply with the requirements identified in the applicable Prompt Payment clause included in the contract, or the clause 52.212-4 Contract Terms and Conditions – Commercial Items included in commercial items contracts. The IPP website address is: https://www.ipp.gov.

The Agency will enroll the Contractors new to IPP. The Contractor must follow the IPP registration email instructions for enrollment to register the Collector Account for submitting invoice requests for payment. The Contractor Government Business Point of Contact (as listed in SAM) will receive Registration email from the Federal Reserve Bank of St. Louis (FRBSTL) within 3 – 5 business days of the contract award for new contracts or date of modification for existing contracts.

Registration emails are sent via email from ipp.noreply@mail.eroc.twai.gov. Contractor assistance with enrollment can be obtained by contacting the IPP Production Helpdesk via email to IPPCustomerSupport@fiscal.treasury.gov or phone (866) 973-3131.

The Contractor POC will receive two emails from IPP Customer Support, the first email contains the initial administrative IPP User ID. The second email, sent within 24 hours of receipt of the first email, contains a temporary password. You must login with the temporary password within 30 days.

If your company is already registered to use IPP, you will not be required to re-register.

If the Contractor is unable to comply with the requirement to use IPP for submitting invoices for payment as authorized by HHSAR 332.7002, a written request must be submitted to the Contracting Officer to explain the circumstances that require the authorization of alternate payment procedures.

Additional Administration for Preparedness and Response (ASPR) requirements:

(i) The Contractor shall submit monthly invoices under this contract unless otherwise agreed upon by all parties. For indefinite delivery and blanket purchase agreement vehicles, separate invoices must be submitted for each order.

(ii) Invoices must break out price/cost by contract line-item number (CLIN) as specified in the pricing section of the contract.

(iii) Invoices must include the UEI number of the Contractor.

(iv) Invoices that include time and materials or labor hours CLINS must include supporting documentation to (1) substantiate the number of labor hours invoiced for each labor category, and (2) substantiate material costs incurred (when applicable).

(v) Invoices that include cost-reimbursement CLINs must be submitted in a format showing expenditures for that month, as well as contract cumulative amounts. At a minimum the following cost information shall be included, in addition to supporting documentation to substantiate costs incurred.

• Direct Labor - include all people, listing the person's name, title, number of hours worked, hourly rate, the total cost per person and a total amount for this category;

• Indirect Costs (i.e., Fringe Benefits, Overhead, General and Administrative, Other Indirect)- show rate, base and total amount;

• Consultants (if applicable) - include the name, number of days or hours worked, daily or hourly rate, and a total amount per consultant;

• Travel - include for each airplane or train trip taken the name of the traveler, date of travel, destination, the transportation costs including ground transportation shown separately and the per diem costs. Other travel costs shall also be listed;

• Subcontractors (if applicable) - include, for each subcontractor, the same data as required for the prime

Contractor;

• Other Direct Costs - include a listing of all other direct charges to the contract, i.e., office supplies, telephone, duplication, postage; and

• Fee – amount as allowable in accordance with the Schedule and FAR 52.216-8 (June 2011) if applicable.

Section H – Special Contract Requirements

The Contractor is responsible for following the requirements below in conducting its own work under this Contract. The Contractor also is responsible for incorporating these provisions into any subcontract awarded if applicable to the specific nature of the work in the subcontract. Accordingly, those provisions shall be flowed down as applicable.

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS

1. The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor's current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

2. The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in accordance with the protocol(s) approved by either the IRB or IEC. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent Contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

3. Contractors involving other agencies or institutions in activities considered to be engaged in research involving human subjects must ensure that such other agencies or institutions obtain their own FWA if they are routinely engaged in research involving human subjects or ensure that such agencies or institutions are covered by the Contractors’ FWA via designation as agents of the institution or via individual investigator agreements (see OHRP website at: http://www.hhs.gov/ohrp/policy/guidanceonalternativetofwa.pdf).

4. If at any time during the performance of this contract, the CO determines, in consultation with OHRP that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the CO may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The CO may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the CO's written notice of suspension, the CO may, after consultation with OHRP, terminate this contract in whole or in part, and the Contractor's name may be removed from the list of those

Contractors with approved Human Subject Assurances.

ARTICLE H.2. NON-CLINICAL AND CLINICAL RESEARCH AWARD TERMS

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants and animals in BARDA funded clinical trials and nonclinical studies. Therefore, the Contractor shall develop a protocol for each clinical trial and nonclinical study funded under this contract and submit all such protocols and protocol amendments to the COR (COR) for evaluation and comment.

Approval by the COR is required before work under a protocol may begin. The COR comments will be forwarded to the Contractor within [***] business days. The Contractor must address in writing all concerns (e.g. study design, safety, regulatory, ethical, and conflict of interest) the COR noted. If the draft protocols are to be submitted to the FDA, the COR review shall occur before submission, pursuant to the terms set forth by Section F.2 of this contract. The Contractor shall revise their protocols to address BARDA’s concerns and recommendations prior to FDA submission. The Contractor must provide BARDA with a copy of FDA submissions, within the time frame set forth by Section F.2 of this contract. In instances where FDA submission was completed prior to award, Contractor will provide the protocol to BARDA for reference. Execution of clinical and non-clinical studies requires written authorization from the Government. The Government will provide written authorization to the Contractor upon either 1) receiving documentation in which all COR comments have been satisfactorily addressed; or 2) receiving documentation that the FDA has reviewed and commented on the protocol.

Subject to B.5. Advance Understandings - Rights in Data, the Government shall have unlimited rights to all Contract Product related protocols, data resulting from execution of these protocols, and final reports funded by BARDA under this contract, as set forth in the FAR clauses referenced in PART II of this contract. The Government reserves the right to request that the Contractor provide any contract deliverable in a non-proprietary form to ensure the Government has the ability to review and distribute the deliverables as the Government deems necessary. Important information regarding performing human subject research is available at https://www.niaid.nih.gov/research/clinical-research. Any updates to technical reports are to be addressed in the Monthly and Annual Progress Reports. The Contractor shall advise the COR or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

H.2.1. NON-CLINICAL TERMS OF AWARD

1. These Non-Clinical Terms of Award detail an agreement between the Center for the Biomedical Advanced Research and Development Authority (BARDA) and the Contractor; they apply to all grants and contracts that involve non- clinical research and Safety and Monitoring Issues.

A. PHS Policy on Humane Care and use of Laboratory Animals

Before award and then with the annual progress report, the Contractor must submit to BARDA a copy of the current Institutional Animal Care and Use Committees (IACUC) documentation of continuing review and approval and the Office of Laboratory Animal Welfare (OLAW) federal wide assurance number for the institution or site. If other institutions are involved in the research (e.g., a multicenter trial or study), each institution’s IACUC must review and approve the protocol.

They must also provide BARDA initial and annual documentation of continuing review and approval and federal wide assurance number. The Contractor must ensure that the application, as well as all protocols, are reviewed by the performing institution’s IACUC. To help ensure the safety of animals used in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the status of ongoing protocols, including the following:

1) All amendments or changes to the protocol, identified by protocol version number, date,

or both and date it is valid.

2) All material changes in IACUC policies and procedures, identified by version number,

date, and all required signatories (if applicable).

3) Termination or temporary suspension of the study(ies) for regulatory issues.

4) Termination or temporary suspension of the protocol.

5) Any change that is made in the specific IACUC approval for the indicated studies. Any other problems or issues that may affect the scientific integrity of the studies i.e. fraud, misrepresentation, misappropriation of funds, etc.

Contractor must notify BARDA of any of the above changes within [***] working days from the time the Contractor becomes aware of such changes by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IACUC and a copy of any responses from the IACUC.

If a non-clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the

NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research

Involving Recombinant DNA Molecules.

Non-Clinical Data and Safety Monitoring Requirements. BARDA strongly recommends continued safety monitoring for all non-clinical studies of investigational drugs, devices, or biologics. FDA expects non-clinical studies to include safety in addition to efficacy. Contractors should consider evaluation of clinically relevant safety markers in the pivotal and non-pivotal, non- clinical studies. In preparation for clinical trials of licensed or not yet licensed products, it is imperative that BARDA sponsored studies of any type measure the risk and safety parameters that are elicited and provide a safety profile from the studies for future human risk assessment.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research are not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For example, the risk of drawing a small amount of blood from a healthy subject for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102(i)).

BARDA will work with the Contractor on decisions regarding the type and extent of safety data accrual to be employed before the start of efficacy or safety studies.

The Contractor shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the Contractor onsite visits and/or audits of CRO’s as BARDA deems necessary.

2. BARDA Review Process: Before Non-Clinical study execution begins BARDA is under the same policy-driven assurances as NIH in that it has a responsibility to ensure that mechanisms and procedures are in place to protect the safety and welfare of animals used in BARDA- funded non-clinical trials. Therefore, before study execution, the Contractor must provide the following (as applicable) for review and comment by BARDA:

A. IACUC approved (signed) non-clinical research protocol identified by version number,

date, or both, including details of study design, euthanasia criteria, proposed interventions, and exclusion criteria.

B. For non-pivotal mouse studies, the Contractor will provide an annual animal care and use protocol.

C. Documentation of IACUC approval, including OLAW federal wide number, IACUC registration number, and IACUC name.

D. Contractors should reduce the number of animals required for a study using power of statistics.

E. Plans for the management of side effects, rules for interventions and euthanasia criteria.

F. Procedures for assessing and collecting safety data were appropriate.

G. If a study is contracted through Contract Research Organizations (CROs), work orders and service agreements the Contractor shall assure an integrated safety documentation plan is in place for the study site, pharmacy service records on the dosing material to be used and excipients, and laboratory services (including histopathology).

H. Documentation that the Contractor and all required staff responsible for the conduct of the research have received training in the protection and handling of animals, or that the CRO has the required documentation.

I. Purchasing of animals and/or other supplies for non-clinical studies funded in part or in whole by BARDA requires the CO’s written approval in accordance with the contract.

J. Provide justification for whether studies require good laboratory practice (GLP) conditions.

K. Provide justification for whether studies will be classified as non-pivotal or pivotal studies.

Documentation of each of the above items shall be submitted to BARDA for evaluation and comment in conjunction with the protocol. Execution of non- clinical studies requires written authorization from BARDA in accordance with this section of the contract.

3. References

Public Health Service Policy on Humane Care and Use of Laboratory Animals:

PHSPolicyLabAnimals.pdf (nih.gov)

USDA Animal Welfare Act: Animal Welfare Services and Activities | Animal and Plant Health Inspection Service (usda.gov)

H.2.2. CLINICAL TERMS OF AWARD

These Clinical Terms apply to this contract and all subcontracts that involve clinical research.

The Government shall have unlimited rights to all protocols, data generated from the execution of these protocols, and final reports, funded by the Government under this contract, as defined in FAR 52.227-14 Rights in Data. The Government reserves the right to request that the Contractor provide any contract deliverable in a non-redacted form, to ensure the Government has the ability to review and distribute the deliverables, as the Government deems necessary.

H.2.2.1 Safety and Monitoring Issues

Institutional Review Board (IRB) or Independent Ethics Committee (IEC) Approval

Before award and then with Annual Progress Reports, the Contractor shall submit to the Government a copy of the current IRB or IEC approved informed consent document, documentation of continuing review and approval and the Office of Human Research Protections (OHRP) FWA number for the institution or site, if available.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution's IRB or IEC must review and approve the protocol. They must also provide the Government with initial and annual documentation of continuing review and approval, including the current approved informed consent document and FWA number.

The Contractor must ensure that the applications as well as all protocols are reviewed by their IRB or IEC.

To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide the Government a summary explanation and copies of documents related to all major changes in the status of ongoing protocols, including the following:

1. All amendments or changes to the protocol, identified by protocol version number, date, or both and the date becomes valid.

2. All changes in informed consent documents, identified by version number, date, or both and the date it becomes valid.

3. Termination or temporary suspension of patient accrual.

4. Termination or temporary suspension of the protocol.

5. Any change in IRB approval.

6. Any other problems or issues that could affect the participants in the studies.

Contractors must notify BARDA through the COR and CO of any of the above changes within [***] business days of notification to Contractor or of Contractor’s awareness of such change, which notification to BARDA shall be by email, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC.

If a clinical protocol has been reviewed by an Institutional Bio-safety Committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

H.2.2.2. Data and Safety Monitoring Requirements

The Contractor may be required to conduct independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trials of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms. Phase III clinical trials must have an assigned independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well. Consistent with other audit provisions in this contract, the Contractor shall inform the Government of any upcoming site visits and/or audits of Contractor facilities funded under this effort. BARDA reserves the right to accompany the Contractor on site visits and/or audits of Contractors and Subcontractors as the Government deems necessary.

The type of monitoring to be used shall be mutually agreed upon between the Contractor and the Government before enrollment starts. Discussions with the responsible COR regarding appropriate safety monitoring and approval of the final monitoring plan by the COR must occur before patient enrollment begins and may include discussions about the appointment of one of the following:

1. Independent Safety Monitor – a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

2. Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) – a small group of independent investigators and biostatisticians who review data from a particular study.

3. Data and Safety Monitoring Board – an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination. The Contractor may be required to use an established BARDA DSMB or to organize an independent DSMB. All phase III clinical trials must be reviewed by a DSMB; other trials may require DSMB oversight as well. Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) for Oversight of Clinical Trials Policy. The Government retains the right to place a nonvoting member on the DSMB.

When a monitor or monitoring board is organized, a description of it, its charter, or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to and approved by the Government before enrollment starts. The Contractor will also ensure that the monitors and board members report any conflicts of interest, and the Contractor will maintain a record of this. The Contractor will share conflict of interest reports with the CO and COR.

Additionally, the Contractor must submit written blinded summaries of all reviews conducted by the monitoring group to the Government within [***]days of reviews or meetings.

H.2.2.3. BARDA Protocol Review Process Before Patient Enrollment Begins

BARDA has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trials. Therefore, before patient accrual or participant enrollment, the Contractor must provide the following (as applicable) for review and approval by the Government:

1. IRB or IEC approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria;

2. Documentation of IRB or IEC approval, including OHRP FWA number, IRB or IEC registration number, and IRB or IEC name;

3. IRB or IEC approved informed consent document, identified by version number, date, or both and date it is valid;

4. Plans for the management of side effects;

5. Procedures for assessing and reporting adverse events;

6. Plans for data and safety monitoring (see B above) and monitoring of the clinical study site, pharmacy, and laboratory;

7. Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received Good Clinical Practice (GCP) training in the protection of human subjects.

BARDA comments will be forwarded to the Contractor within [***] weeks ([***] business days) of receipt of the above information. The Contractor must address in writing all study design, safety, regulatory, ethical, conflict of interest concerns raised by the COR to the satisfaction of the Government before patient accrual or participant enrollment can begin. After the Government receives the corrected documentation, a written CO Authorization (COA) letter may be provided to the Contractor. This COA provides authorization to the Contractor to execute the specific clinical study funded in part or in whole by the Government.

Documentation of IRB approval, including OHRP FWA number, IRB registration number, and IRB name must be provided to the COR within [***] of receipt by the Contractor.

H.2.2.4. Investigational New drug or Investigational Device Exemption Requirements

Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed) in humans under a research protocol must be performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE).

Exceptions must be granted in writing by FDA. If a proposed clinical trial for the Contract Product(s) will be performed under an IND or IDE, the Contractor must provide BARDA with the name and institution of the IND or IDE sponsor, the date the IND or IDE was filed with FDA, the FDA IND or IDE number, any written comments from FDA, and the written responses to those comments.

Unless FDA notifies Contractor otherwise, the Contractor must wait [***] calendar days from FDA receipt of an initial IND or IDE application before initiating such clinical trial.

The Contractor must notify BARDA if the FDA places the study on clinical hold and provide BARDA any written comments from FDA, written responses to the comments, and documentation in writing that the hold has been lifted. The Contractor must not use grant or contract funds during a clinical hold to fund clinical studies that are on hold other than for activities related to patients coming off the study, monitoring of patients, data analysis, or winding down the study, The Contractor must not enter into any new financial obligations related to clinical activities for the clinical trial on clinical hold.

H.2.2.5. Required Time-Sensitive Notification

Under an IND or IDE, the sponsor must provide FDA safety reports of serious adverse events. Under these Clinical Terms of Award, the Contractor must submit copies to the responsible COR (COR) as follows:

1. Expedited safety report of unexpected or life-threatening experience or death – A copy of any report of unexpected or life-threatening experience or death associated with the use of an IND drug, which must be reported to FDA by telephone or fax as soon as possible but no later than [***] days after the IND sponsor’s receipt of the information, must be submitted to the CO and the COR within [***] of FDA notification.

2. Expedited safety reports of serious and unexpected adverse experiences – A copy of any report of unexpected and serious adverse experience associated with use of an IND drug or any finding from tests in laboratory animals that suggests a significant risk for human subjects, which must be reported in writing to FDA as soon as possible but no later than [***] calendar days after the IND sponsor’s receipt of the information, must be submitted to the CO’s Representative within [***] of FDA notification.

3. IDE reports of unanticipated adverse device effect – A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the COR within [***] of FDA notification.

4. Expedited safety reports – shall be sent to the COR concurrently with the report to FDA.

5. Other adverse events documented during the course of the trial shall be included in the annual IND or IDE report and reported to the BARDA annually.

In case of problems or issues, the COR will contact the Contractor within [***] working days by email, followed within [***] calendar days by an official letter to the Contractor. The Contractor shall forward the official letter to the principal investigator listing issues and appropriate actions to be discussed.

Safety reporting for research not performed under an IND or IDE.

Ongoing safety reporting requirements for research not performed under an IND or IDE shall be mutually agreed upon by the COR and the Contractor.

ARTICLE H.3. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of

45 CFR 46 to protect human research subjects or equivalent international law or regulation. This restriction applies to all collaborating sites without OHRP- approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the CO of a properly completed "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990- 0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self-designated form provided that it contains the information required by the "Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption", Form OMB No. 0990-0263 (formerly Optional Form 310).

ARTICLE H.4. NEEDLE EXCHANGE

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.5. ACKNOWLEDGEMENT OF FEDERAL FUNDING

Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

1. Publication and Publicity (Not Including Press Releases)

No information related to data obtained under this contract shall be released to the public or publicized without providing BARDA with at least [***] calendar days advanced notice and an opportunity to review the proposed release or publication.

In addition to the requirements set forth in HHSAR Clause 352.227-72, Publications and Publicity incorporated by reference in Section I of this contract, Contractors are required to state:

A. The percentage and dollar amounts of the total program or project costs financed with Federal money and;

B. The percentage and dollar amount of the total costs financed by non-governmental sources. For purposes of this contract “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information, including any manuscript or scientific meeting abstract. Any publication containing data generated under this contract must be submitted for BARDA review no less than [***] calendar days for manuscripts and [***]calendar days for abstracts before submission for public presentation or publication. Contract support shall be acknowledged in all such publications substantially as follows:

“The work described in this presentation/manuscript was funded [in part/in whole] with federal funds from the U.S. Department of Health and Human Services (HHS); Administration for Strategic Preparedness and Response (ASPR); Center for the Biomedical Advanced Research and Development Authority (BARDA), under contract number 75A50126C00007. The contract and federal funding are not an endorsement of the study results, product, or company.”

2. Press Releases

Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. With the exception of ad-hoc press releases required by applicable law or regulations, the Contractor shall ensure that the COR has received an advance copy of any press release related to the contract not less than [***] business days prior to the issuance of the press release.

The Contractor shall acknowledge the support of the Department of Health and Human Service, Administration for Strategic Preparedness and Response, Center for the Biomedical Advanced Research and Development Authority, whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with federal funds from the U.S. Department of Health and Human Services (HHS); Administration for Strategic Preparedness and Response (ASPR); Center for the Biomedical Advanced Research and Development Authority (BARDA), under contract number 75A50126C00007.”

Note: If the U.S. Federal Government funds a clinical study in whole or in part, the complete contract number must be submitted as a Secondary ID.

ARTICLE H.6. RESTRICTIONS ON ABORTIONS

The Contractor shall not use funds for any abortion(s).

ARTICLE H.7. GUN CONTROL

The Contractor shall not use contract funds in whole or in part, to advocate or promote gun control.

ARTICLE H.8. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with the March 4, 1997, Presidential Memorandum titled “Prohibition on Federal Funding for Cloning of Human Beings”, federal funds may not be used for cloning of human beings.

ARTICLE H.9. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

ARTICLE H.10. CARE OF LIVE VERTEBRATE ANIMALS

1. Before undertaking performance of any contract involving animal-related activities where the species is regulated by the United States Department of Agriculture (USDA), the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the CO.

2. The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR 2.1 through 2.11, or from a source that is exempt from licensing under those sections.

3. The Contractor agrees that the care, use, and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of

Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern.

4. If at any time during performance of this contract, the CO determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (1) through (3) above, the CO may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the CO's written notice of suspension, the CO may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor's name may be removed from the list of those contractors with Animal Welfare Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (Email: ace@aphis.usda.gov ); Web site:

USDA Animal Care Welfare Inspection Procedures for Birds | Animal and Plant Health Inspection Service

ARTICLE H.11. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals (PHS Policy). The PHS Policy can be accessed at: http://grants1.nih.gov/grants/olaw/references/phspol.htm

ARTICLE H.12. PAPERWORK REDUCTION ACT

1. This contract involves a requirement to collect or record information calling either for answers to identical questions from 10 or more persons other than Federal employees, or information from Federal employees which is outside the scope of their employment, for use by the Federal government or disclosure to third parties; therefore, the Paperwork Reduction Act of 1995 (44 U.S.C. 3501 et seq.) shall apply to this contract. No plan, questionnaire, interview guide or other similar device for collecting information (whether repetitive or single time) may be used without the Office of Management and Budget (OMB) first providing clearance. Contractors and the COR shall be guided by the provisions of 5 CFR part 1320, Controlling Paperwork Burdens on the Public, and seek the advice of the HHS operating division or Office of the Secretary Reports Clearance Officer to determine the procedures for acquiring OMB clearance.

2. The Contractor shall not expend any funds or begin any data collection until the CO provides the Contractor with written notification authorizing the expenditure of funds and the collection of data. The Contractor shall allow at least [***] days for OMB clearance. The CO will consider excessive delays caused by the Government which arise out of causes beyond its control and without the fault or negligence of the Contractor in accordance with the Excusable Delays or Default clause of this contract.

ARTICLE H.13. RESTRICTION ON PORNOGRAPHY ON COMPUTER NETWORKS

The Contractor shall not use contract funds to maintain or establish a computer network unless such network blocks the viewing, downloading, and exchanging of pornography.

ARTICLE H.14. CERTIFICATION OF FILING AND PAYMENT OF TAXES

The Contractor must be in compliance with Section 518 of title V of division H of the Consolidated Appropriations Act of FY 2014.

ARTICLE H.15. CONFIDENTIALITY OF INFORMATION

1. Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

2. The CO and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the CO and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.

3. If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

4. Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

5. Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the CO prior to any release, disclosure, dissemination, or publication.

6. CO determinations will reflect the result of internal coordination with appropriate program and legal officials.

7. The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

ARTICLE H.16. INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR CONFLICTS OF INTERESTS

The Institution (includes any Contractor, public or private, excluding a Federal authority) shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that Investigators (defined as the project director or principal Investigator and any other person, regardless of title or position, who is responsible for the design, conduct, or reporting of research funded under BARDA contracts, or proposed for such funding, which may include, for example, collaborators or consultants) will not be biased by any Investigator financial conflicts of interest. 45 CFR Part 94 is available at the following Web site:eCFR :: 45 CFR Part 94 -- Responsible Prospective Contractors

As required by 45 CFR Part 94, the Institution shall, at a minimum:

1. Maintain an up to date, written, enforceable policy on financial conflicts of interest that complies with 45 CFR

Part 94, inform each Investigator of the policy, the Investigator's reporting responsibilities regarding disclosure of significant financial interests, and the applicable regulation, and make such policy available via a publicly accessible Web site, or if none currently exist, available to any requestor within five business days of a request. A significant financial interest means a financial interest consisting of one or more of the following interests of the Investigator (and those of the Investigator's spouse and dependent children) that reasonably appears to be related to the Investigator's institutional responsibilities:

A. With regard to any publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure and the value of any equity interest in the entity as of the date of disclosure, when aggregated, exceeds $5,000. Included are payments and equity interests;

B. With regard to any non-publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure, when aggregated, exceeds $5,000, or when the Investigator (or the Investigator's spouse or dependent children) holds any equity interest; or

C. Intellectual property rights and interests, upon receipt of income related to such rights and interest.

Significant financial interests do not include the following:

A. Income from seminars, lectures, or teaching, and service on advisory or review panels for government agencies, Institutions of higher education, academic teaching hospitals, medical centers, or research institutes with an Institution of higher learning; and

B. Income from investment vehicles, such as mutual funds and retirement accounts, as long as the Investigator does not directly control the investment decisions made in these vehicles.

C. Salary, royalties, or other remuneration paid by the Institution to the Investigator if the Investigator is currently employed or otherwise appointed by the Institution, including intellectual property rights assigned to the Institution and agreements to share in royalties related to such rights;

D. Any ownership interest in the Institution held by the Investigator, if the Institution is a commercial or for-profit organization;

2. Require each Investigator to complete training regarding the Institution's financial conflicts of interest policy prior to engaging in research related to any BARDA funded contract and at least every four years. The Institution must take reasonable steps [see Part 94.4(c)] to ensure that investigators working as collaborators, consultants or subcontractors comply with the regulations.

3. Designate an official(s) to solicit and review disclosures of significant financial interests from each Investigator who is planning to participate in, or is participating in, the BARDA funded research.

4. Require that each Investigator who is planning to participate in the BARDA funded research disclose to the Institution's designated official(s) the Investigator's significant financial interest (and those of the Investigator's spouse and dependent children) no later than the date of submission of the Institution's proposal for BARDA funded research. Require that each Investigator who is participating in the BARDA funded research to submit an updated disclosure of significant financial interests at least annually, in accordance with the specific time period prescribed by the Institution during the period of the award as well as within thirty days of discovering or acquiring a new significant financial interest.

5. Provide guidelines consistent with the regulations for the designated official(s) to determine whether an Investigator's significant financial interest is related to BARDA funded research and, if so related, whether the significant financial interest is a financial conflict of interest. An Investigator's significant financial interest is related to BARDA funded research when the Institution, thorough its designated official(s), reasonably determines that the significant financial interest: Could be affected by the BARDA funded research; or is in an entity whose financial interest could be affected by the research. A financial conflict of interest exists when the Institution, through its designated official(s), reasonably determines that the significant financial interest could directly and significantly affect the design, conduct, or reporting of the BARDA funded research.

6. Take such actions as necessary to manage financial conflicts of interest, including any financial conflicts of a subcontractor Investigator. Management of an identified financial conflict of interest requires development and implementation of a management plan and, if necessary, a retrospective review and mitigation report pursuant to Part 94.5(a).

7. Provide initial and ongoing FCOI reports to the CO pursuant to Part 94.5(b).

8. Maintain records relating to all Investigator disclosures of financial interests and the Institution's review of, and response to, such disclosures, and all actions under the Institution's policy or retrospective review, if applicable, for at least 3 years from the date of final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

9. Establish adequate enforcement mechanisms and provide for employee sanctions or other administrative actions to ensure Investigator compliance as appropriate.

If the failure of an Institution to comply with an Institution's financial conflicts of interest policy or a financial conflict of interest management plan appears to be biased the design, conduct, or reporting of the BARDA funded research, the Institution must promptly notify the CO of the corrective action taken or to be taken. The CO will consider the situation and, as necessary, take appropriate action or refer the matter to the Institution for further action, which may include directions to the Institution on how to maintain appropriate objectivity in the BARDA funded research project.

The CO and/or HHS may inquire at any time before, during, or after award into any Investigator disclosure of financial interests, and the Institution's review of, and response to, such disclosure, regardless of whether the disclosure resulted in the Institution's determination of a financial conflict of interests. The CO may require submission of the records or review them on site. On the basis of this review of records or other information that may be available, the CO may decide that a particular financial conflict of interest will bias the objectivity of the BARDA funded research to such an extent that further corrective action is needed or that the Institution has not managed the financial conflict of interest in accordance with Part 94.6(b). The issuance of a Stop Work Order by the CO may be necessary until the matter is resolved.

If the CO determines that BARDA funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an Investigator with a financial conflict of interest that was not managed or reported by the Institution, the Institution shall require the Investigator involved to disclose the financial conflict of interest in each public presentation of the results of the research and to request an addendum to previously published presentations.

ARTICLE H.17. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

The Contractor shall not use contract funds to employ workers described in Section 274A (h)(3) of the Immigration and National Act, which reads as follows:

“(3) Definition of unauthorized alien – As used in this Section, the term ‘unauthorized alien’ with respect to the employment of an alien at a particular time, that the alien is not at that time either an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

ARTICLE H.18. REPORTING MATTERS INVOLVING FRAUD, WASTE, AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll-free number is 1-800-HHS-TIPS (1-800-447-8477).All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov, and the mailing address is:

Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026

ARTICLE H.19. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and Pub. L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

ARTICLE H.20. ACCESS TO DOCUMENTATION/DATA

The Government shall have physical and electronic access to all documentation and data generated under this contract, including: all data documenting Contractor performance, all data generated, all communications and correspondence with regulatory agencies and bodies to include all audit observations, inspection reports, milestone completion documents, and all Contractor commitments and responses. The Contractor shall provide the Government with an electronic copy of all correspondence with the FDA relating to performance under this contract within [***] business days of receipt. The Government shall acquire unlimited rights to all data funded under any contract awarded in accordance with FAR Subpart 27.4 and FAR Clause 52.227-14.

ARTICLE H.21. IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (HHS). HHS reserves the right to review any other such data determined by HHS to be relevant to this contract. The Contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

ARTICLE H.22. DISSEMINATION OF INFORMATION

No data obtained under this contract shall be released to the public or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading or as may otherwise be required to comply with the public company disclosure requirements; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions or contractual obligations, or other business transactions.

ARTICLE H.23. PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM ASPR FUNDED RESEARCH

All ASPR-funded investigators shall submit to the NIH National Library of Medicine's (NLM) PubMed Central (PMC) an electronic version of the author's final manuscript, upon acceptance for publication, of any peer-reviewed scientific publications resulting from research supported in whole or in part with Federal funds from the Department of Health and Human Services; Administration for Strategic Preparedness and Response. ASPR defines the author's final manuscript as the final version accepted for journal publication and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and ASPR. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

ARTICLE H.24. CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor's knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR 2.101 and Subpart 9.5, or that the Contractor has disclosed all such relevant information. Prior to commencement of any work, the Contractor agrees to notify the CO promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the CO any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within [***] working days. The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the CO. This disclosure shall include a description of actions which the Contractor has taken or proposes to take, after consultation with the CO, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the CO of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the CO deems such termination necessary to avoid an organizational conflict of interest.

If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the CO, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

ARTICLE H.25. RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42 U.S.C. 289g-1 and 289g-2. Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grants1.nih.gov/grants/guide/notice-files/not93-235.html and any subsequent revisions to this NIH Guide to Grants and Contracts ("Guide") Notice.

The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-1(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

ARTICLE H.26. PRIVACY ACT APPLICABILITY

1. Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government. The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act. A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at eCFR : 45 CFR Part 5b -- Privacy Act Regulations

2. The Project Officer/COR is hereby designated as the official who is responsible for monitoring Contractor compliance with the Privacy Act.

3. The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25-0200. This document may be obtained at the following link: Federal Register :: Privacy Act of 1974; Annual Publication of Systems of Records

ARTICLE H.27. SECURITY REPORTING REQUIREMENT

Violations of established security protocols shall be reported to the CO and COR upon discovery within [***] of its knowledge or notification of any compromise, intrusion, loss or interference of its security processes and procedures. The Contractor shall ensure that all software components that are not required for the operation and maintenance of the database/control system has been removed and/or disabled. The Contractor shall provide to the CO and the COR information appropriate to Information and Information Technology software and service updates and/or workarounds to mitigate all vulnerabilities associated with the data and shall maintain the required level of system security.

The Contractor will investigate violations to determine the cause, extent, loss or compromise of sensitive program information, and corrective actions taken to prevent future violations. The CO in coordination with BARDA will determine the severity of the violation. Any contractual actions resulting from the violation will be determined by the CO.

ARTICLE H.28. FOREIGN TRANSFER OF ASSETS OR TECHNOLOGY

This clause shall remain in effect during the term of the Contract and for [***] years thereafter.

1. Definitions

AFFILIATES: Associated business concerns, non-profit organizations, or individuals if, directly or indirectly, (1) either one controls or can control the other; or (2) a third-party controls or can control both.

ASSET(S): Tangible or intangible manifestations of technologies having economic value and capable of being conveyed between economic or Governmental entities that is the focus/scope of development by the U.S. Government (“USG”) and Contactor in this Contract.

FOREIGN FIRM OR INSTITUTION: A firm or institution organized or existing under the laws of a country other than the United States of America (U.S.), its territories, or possessions. The term includes, for purposes of this Contract, any agency or instrumentality of a foreign government; and firms, institutions or business organizations which are owned or substantially controlled by foreign governments, firms, institutions, or individuals.

TECHNOLOGY: Technical Data, Computer Software, manufactured materials, and Subject Inventions funded by the USG under this Contract. Technology also includes contractor know how and personnel expertise, as well as other Assets necessary to assure successful completion of this Contract.

U.S. FIRM OR INSTITUTION: A firm or institution organized or existing under the laws of the United States, its territories, or possessions. The term includes, for purposes of this Contract, any agency or instrumentality of the USG; and firms, institutions or business organizations which are owned or substantially controlled by U.S. citizens, firms, institutions, governmental agencies, or individuals.

2. General

The Parties agree that research findings and technological developments made under this Contract constitute an investment by the USG on behalf of its citizens in the interest of their economic and national health security. These investments are made for the primary benefit of the citizenry of the U.S. with those same benefits potentially accruing to the people of all nations. Therefore, the USG has a fiduciary responsibility to protect the full invested value of the Assets and Technology developed under this Contract. The USG is also cognizant of the duty the Contractor has to its shareholders and other stakeholders with a vested interested in the economic success of the Contractor. At times both parties are aware their respective interests may diverge. Therefore, in the course of conducting business though the Contract, access to technology developments under this Contract by Foreign Firms or Institutions must be carefully considered.

3. Export Controls

Contractor agrees to comply with all applicable laws regarding export controls and not to export any Asset or Technology to any U.S. embargoed countries. Contractors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

4. Post-award Transfer of Assets or Technology

The Contractor shall provide notice to the CO and COR within [***] business days of receipt of a written proposal or offer for transfer of any Asset or Technology funded under this Contract from the Contractor to a Foreign Firm or Institution, which written proposal or offer may be considered by the Contractor. Notice will also be given within [***] business days of any discussions of a proposed transfer of operational, corporate, or economic control of Assets and Technology funded under this Contract to Foreign Firms or Institutions. This Article shall not apply to transfers by the Contractor to Affiliated entities of Contractor.

Prior to transferring any Asset funded by the USG under this Contract, the Contractor should carefully review the USG rights under FAR Subpart 42.12 pertaining to Novation, specifically FAR section 42.1204. That provision provides that the USG may recognize a third-party assignment only if the transfer of Assets and Technology is determined to be in the USG’s interests. The Contractor should be aware that the USG is under no obligation to recognize a successor in interest. If the CO determines that a transfer of Assets and Technology may have adverse consequences to the economic well-being or national health security interests of the U.S., the Contractor, and the CO shall jointly endeavor to find alternatives to the proposed transfer which obviates or mitigates potential adverse consequences of the transfer, but which may provide substantially equivalent benefits to the Contractor.

In addition to the USG’s licensing rights in subject inventions and technical data funded under this Contract, as provided under FAR 52.227-11 (Patent Rights—Ownership by the Contractor) and FAR 52.227-14 (Rights in Data—General), the USG will have an initial opportunity to consider the purchase of any Asset and/or Technology funded under the Contract in connection with a proposed Asset or corporate transfer. The USG may elect to exercise this right by providing written notice to the Contractor within [***] calendar days following receipt of the Contractor’s initial notification of its intent to pursue such a transfer. This does not apply to outlicensing.

Except for transfers to affiliates of the Contractor, the Contractor shall provide written notice to the CO and COR of the scheduled transfer to a Foreign Firm or Institution at least [***] calendar days prior to the scheduled date of transfer. Such notice shall cite this Article and shall specifically identify the Asset or Technology proposed for the transfer and the general terms of the transfer. Except for transfers to affiliates, no transfer shall take place without written concurrence from the CO.

5. Transfer to a Prohibited Source

In the event of a transfer of an Asset and/or Technology by the Contractor to a Foreign Firm or Institution which is identified as a Prohibited Source pursuant to Federal Acquisition Regulation Subpart 25.7: (a) the Government may terminate this contract for cause and (b) the license rights to the technical data and subject invention under the relevant FAR IP Clauses (FAR Clause 52.227-11 and FAR Clause 52-227-14) shall survive the termination. Upon request of the USG, the Contractor shall provide written confirmation of such licenses.

ARTICLE H.29. LABORATORY LICENSE REQUIREMENTS

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended) (42 U.S.C. 263a and 42 CFR Part 493). This requirement shall also be included in any subcontract for services under the contract.

ARTICLE H.30. REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the Contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (eCFR :: 42 CFR Part 73 -- Select Agents and Toxins) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The Contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73. When requested by the CO, the Contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the Contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at Federal Select Agent Program (selectagents.gov)

ARTICLE H.31. SHARING RESEARCH DATA

The Contractor’s data sharing plan shall be incorporated by reference herein upon issuance, due date to be determined at contract award. The Contractor agrees to adhere to its plan and shall request prior approval of the CO for any changes in its plan.

BARDA endorses the sharing of final research data to serve health. This contract is expected to generate research data that must be shared with the public and other researchers.

BARDA recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local

IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Health Information Privacy at (https://www.hhs.gov/hipaa/for-individuals/index.html). The rights and privacy of people who participate in BARDA- funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.

ARTICLE H.32. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, "Protection of NIH Personnel Who Work with Nonhuman Primates," located at the following URL: http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/ 3044-2 - Protection of NIH Personnel Who Work with Nonhuman Primates

ARTICLE H.33. CONFIDENTIALITY OF INFORMATION

1. Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

2. The CO and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the CO and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.

3. If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

4. Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

5. Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the CO prior to any release, disclosure, dissemination, or publication.

6. CO determinations will reflect the result of internal coordination with appropriate program and legal officials.

7. The provisions of paragraph (4) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

ARTICLE H.34. COMPLIANCE WITH EXECUTIVE ORDER NUMBER 14292:

Material Compliance Requirement: Contractor agrees that full compliance with the terms of Executive Order Number 14292 titled Improving the Safety and Security of Biological Research (the “Order”) and any applicable regulations is material to the Government’s payment decisions for purposes of 31 U.S.C. § 3729(b)(4), consistent with existing laws and regulations.

Certification Regarding Research Activities: By executing this contract, Contractor certifies that it does not operate, participate in, or fund any dangerous gain-of-function research or other life-science research conducted in foreign countries that could cause significant societal consequences or generate unnecessary national security risks, and that all such activities, if any, are in full compliance with the Order and the policies set forth therein.

Institutional Responsibility for Violations: The Contractor acknowledges and agrees that if an individual violates The Order or applicable regulations, the individual’s employer or affiliated institution would be deemed in violation of the order.

Consequences of Noncompliance: The Contractor further acknowledges that any recipient, employer, or institution found to be in violation of the Order or applicable regulations may be subject to immediate revocation of ongoing Federal funding and may be rendered ineligible for Federal life-sciences grant funds offered by the Department of Health and Human Services and other relevant agencies for a period of up to five (5) years.

PART II – CONTRACT CLAUSES

Section I – Contract Clauses

FAR 52.252-2 Clauses Incorporated by Reference (Feb 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the CO will make their full text available. FAR clauses incorporated into this contract apply to work performed under fixed-price and cost-reimbursement CLINs respectively based on the implementing instructions for each clause.

ARTICLE I.1. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

Full text of the FAR clauses may be accessed electronically at: FAR | Acquisition.GOV All sections marked DEVconstitute a deviation and are in accordance with the Revolutionary FAR Overhaul.

Reg	Clause	Date	Clause Title
FAR	52.202-1	Jun 2020	Definitions
FAR	52.203-3	Apr 1984	Gratuities
FAR	52.203-5	May 2014	Covenant Against Contingent Fees
FAR	52.203-6	Jun 2020	Restrictions on Subcontractor Sales to the Government
FAR	52.203-7	Jun 2020	Anti-Kickback Procedures
FAR	52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity
FAR	52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity
FAR	52.203-12	Jun 2020	Limitation on Payments to Influence Certain Federal Transactions
FAR	52.203-13	Nov 2021	Contractor Code of Business Ethics and Conduct
FAR	52.203-14	Nov 2021	Display of Hotline Poster(s)
FAR	52.203-17	Nov 2023	Contractor Employee Whistleblower Rights

FAR	52.203-19	Jan 2017	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements
FAR	52.204-10	DEV Jul 2026	Reporting Executive Compensation and First-Tier Subcontract Awards
FAR	52.204-13	DEV Jul 2026	System for Award Management Maintenance
FAR	52.204-14	DEV Jul 2026	Service Contract Reporting Requirements
FAR	52.204-19	Dec 2014	Incorporation by Reference of Representations and Certifications
FAR	52.209-6	DEV Jul 2026	Protecting the Government’s Interests When Subcontracting with Contractors Debarred, Suspended, Proposed for Debarment or Voluntarily Excluded
FAR	52.209-9	DEV Jul 2026	Updates of Publicly Available Information Regarding Responsibility Matters
FAR	52.209-10	DEV Jul 2026	Prohibition on Contracting with Inverted Domestic Corporations
FAR	52.210-1	DEV Jul 2026	Market Research
FAR	52.215-2	DEV Jul 2026	Audit and Records – Negotiation
FAR	52.215-8	DEV Jul 2026	Order of Precedence - Uniform Contract Format
FAR	52.215-10	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data
FAR	52.215-12	DEV Jul 2026	Subcontractor Certified Cost or Pricing Data
FAR	52.215-14	Nov 2021	Integrity of Unit Prices
FAR	52.215-15	DEV Jul 2026	Pension Adjustments and Asset Reversions
FAR	52.215-18	DEV Jul 2026	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) other than Pensions
FAR	52.215-19	DEV Jul 2026	Notification of Ownership Changes
FAR	52.215-21	DEV Jul 2026	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data -Modifications
FAR	52.215-23	DEV Jul 2026	Limitations on Pass-Through Charges
FAR	52.216-7	DEV Jul 2026	Allowable Cost and Payment
FAR	52.216-12	Apr 1984	Cost-Sharing Contract – No Fee
FAR	52.217-8	Nov-99	Option to Extend Services
FAR	52.217-9	Mar-00	Option to Extend the Term of the Contract
FAR	52.219-8	DEV Jul 2026	Utilization of Small Business Concerns
FAR	52.219-28	DEV Jul 2026	Post-Award Small Business Program Rerepresentation
FAR	52.222-2	DEV Jul 2026	Payment for Overtime Premiums
FAR	52.222-3	DEV Jul 2026	Convict Labor
FAR	52.222-35	DEV Jul 2026	Equal Opportunity for Veterans
FAR	52.222-36	DEV Jul 2026	Equal Opportunity for Workers with Disabilities
FAR	52.222-37	DEV Jul 2026	Employment Reports on Veterans
FAR	52.222-40	DEV Jul 2026	Notification of Employee Rights Under the National Labor Relations Act
FAR	52.222-50	DEV Jul 2026	Combating Trafficking in Persons
FAR	52.222-54	DEV Jul 2026	Employment Eligibility Verification

FAR	52.222-90	DEV Jul 2026	Addressing DEI Discrimination by Federal Contractors
FAR	52.223-23	DEV Jul 2026	Sustainable Products
FAR	52.224-1	Apr 1984	Privacy Act Notification
FAR	52.224-2	Apr 1984	Privacy Act
FAR	52.224-3	Jan 2017	Privacy Training
FAR	52.225-13	Feb 2021	Restrictions on Certain Foreign Purchases
FAR	52.226-7	May 2024	Drug-Free Workplace
FAR	52.226-8	May 2024	Encouraging Contractor Policies to Ban Text Messaging While Driving
FAR	52.227-1	Jun 2020	Authorization and Consent, Alternate 1 (APR 1984)
FAR	52.227-2	Jun 2020	Notice and Assistance Regarding Patent and Copyright Infringement
FAR	52.227-11	May 2014	Patent Rights – Ownership by the Contractor
FAR	52.227-14	May 2014	Rights in Data – General
FAR	52.227-14	May 2014	Rights in Data – General (Alt II)
FAR	52.227-16	June 1987	Additional Data Requirements
FAR	52.228-7	Mar 1996	Insurance – Liability to Third Persons
FAR	52.232-9	Apr 1984	Limitation on Withholding of Payments
FAR	52.232-17	May 2014	Interest
FAR	52.232-20	DEV Jul 2026	Limitation of Cost
FAR	52.232-23	May 2014	Assignment of Claims
FAR	52.232-25	Jan 2017	Prompt Payment, Alternate I (Feb 2002)
FAR	52.232-33	Oct 2018	Payment by Electronic Funds Transfer-System for Award Management
FAR	52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
FAR	52.232-40	Mar 2023	Providing Accelerated Payments to Small Business Subcontractors
FAR	52.233-1	DEV Jul 2026	Disputes
FAR	52.233-3	DEV Jul 2026	Protest After Award Alternate I (Nov 2025)
FAR	52.233-4	DEV Jul 2026	Applicable Law for Breach of Contract Claim
FAR	52.240-91	DEV Jul 2026	Security Prohibitions and Exclusions
FAR	52.240-93	DEV Jul 2026	Basic Safeguarding of Covered Contractor Information Systems
FAR	52.242-1	Apr 1984	Notice of Intent to Disallow Costs
FAR	52.242-3	DEV Jul 2026	Penalties for Unallowable Costs
FAR	52.242-4	Jan 1997	Certification of Final Indirect Costs
FAR	52.242-13	Jul 1995	Bankruptcy
FAR	52.243-2	DEV Jul 2026	Changes—Cost-Reimbursement Alternate V (Apr 1984).
FAR	52.244-2	Jun 2020	Subcontracts, Alternate 1 (Jun 2020)
FAR	52.244-5	Aug 2024	Competition in Subcontracting
FAR	52.244-6	DEV Jul 2026	Subcontracts for Commercial Products and Commercial Services
FAR	52.245-1	Sep 2021	Government Property

FAR	52.245-9	Apr 2012	Use and Charges
FAR	52.246-5	Apr 1984	Inspection of Services – Cost-Reimbursement
FAR	52.246-25	Feb 1997	Limitation of Liability—Services
FAR	52.248-1	Jun 2020	Value Engineering
FAR	52.249-6	May 2004	Termination (Cost-Reimbursement)
FAR	52.252-2	Feb 1998	Clauses Incorporated by Reference
FAR	52.252-6	Nov 2020	Authorized Deviations in Clauses

ARTICLE I.2. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES

Full text of the HHSAR clauses can be found at https://www.hhs.gov/grants-contracts/contracts/contract-policies-regulations/hhsar-overhaul/index.html

GUIDE	NUMBER	DATE	TITLE
HHSAR	352.203-70	Dec 2015	Anti-Lobbying
HHSAR	352.208-70	Feb 2026 (RFO DEV)	Printing and Duplication
HHSAR	352.211-1	Nov 2025 (RFO DEV)	Public Accommodations and Commercial Facilities
HHSAR	352.211-3	Feb 2026 (RFO DEV)	Paperwork Reduction Act
HHSAR	352.209-2	Feb 2026 (RFO DEV)	Contractor Compliance with Defending Women and Protecting Children Requirements – Certification
HHSAR	352.223-70	Dec 2015	Safety and Health
HHSAR	352.224-70	Feb 2024 (DEV)	Notification of System of Records Notice
HHSAR	352.224-71	Feb 2024 (DEV)	Confidential Information
HHSAR	352.226-1	Mar 2025 (DEV)	Indian Preference
HHSAR	352.227-70	Dec 2015	Publications and Publicity
HHSAR	352.233-71	Dec 2015	Litigation and Claims
HHSAR	352.235-72	Mar 2026 (RFO DEV)	Needle Exchange
HHSAR	352.235-73	Dec 2015	Continued Ban on Funding Abortion and Continued Ban on Funding of Human Embryo Research
HHSAR	352.235-75	Mar 2026	Care of Live Vertebrate Animals
HHSAR	352.237-75	Dec 2025	Key Personnel

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

I.3.1. ADDITIONAL HHS ACQUISITION REGULATION (HHSAR) CLAUSES- IN FULL TEXT

HHSAR Clause 352.232-71 – Electronic Submission of Payment Requests (Feb 2022)

a. Definitions. As used in this clause—

a. “Payment request” means a bill, voucher, invoice, or request for contract financing payment with associated supporting documentation. The payment request must comply with the requirements identified in FAR 32.905(b), “Content of Invoices” and the applicable Payment clause included in this contract.

b. Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests electronically using the Department of Treasury Invoice Processing Platform (IPP) or successor system. Information regarding IPP, including IPP Customer Support contact information, is available at

www.ipp.gov or any successor site.

c. The Contractor may submit payment requests using other than IPP only when the CO authorizes alternate procedures in writing in accordance with HHS procedures.

d. If alternate payment procedures are authorized, the Contractor shall include a copy of the CO's written authorization with each payment request.

HHSAR 352.231-70 Salary rate limitation (Feb 2026)(RFO Deviation)

a. The Contractor shall not use contract funds to pay the direct salary of an individual at a rate in excess of the Federal Executive Schedule Level II in effect on the date the funding was obligated.

b. For purposes of the salary rate limitation, the terms ‘‘direct salary,’’ salary,’’ and ‘‘institutional base salary’’ have the same meaning and are collectively referred to as ‘‘direct salary’’ in this clause. An individual’s direct salary is the annual compensation that the Contractor pays for an individual’s direct effort (costs) under the contract. Direct salary excludes any income that an individual may be permitted to earn outside of duties to the Contractor. Direct salary also excludes fringe benefits, overhead, and general and administrative expenses (also referred to as indirect costs or facilities and administrative costs).

c. The salary rate limitation does not restrict the salary that an organization may pay an individual working under a Department of Health and Human Services contract or order; it merely limits the portion of that salary that may be paid with federal funds.

d. The salary rate limitation also applies to individuals under subcontracts.

e. If this is a multiple-year contract or order, it may be subject to unilateral modification by the CO to ensure that an individual is not paid at a rate that exceeds the salary rate limitation provision established in the HHS appropriations act used to fund this contract.

f. See the salaries and wages pay tables on the U.S. Office of Personnel Management website for federal Executive Schedule salary levels.

(End of clause)

I.3.2. ADDITIONAL FEDERAL REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES-IN FULL TEXT

FAR 52.217-8 Option to Extend Services (Nov 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The CO may exercise the option by written notice to the Contractor within [***]days.

FAR 53.217-9 Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within [***] days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least [***] days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 10 years.

(End of clause)

PART III – ATTACHMENTS

Section J – List of Attachments

The following documents are attached and incorporated in this contract as attachments:

1. [***]

2. [***]

3. [***]

4. [***]

5. [***]

6. [***]

7. [***]

8. [***]

9. [***]

10. [***]

11. [***]

ATTACHMENT #1 – [***]

ATTACHMENT #2 – [***]

ATTACHMENT #3 – [***]

ATTACHMENT #4 – [***]

ATTACHMENT 5 – [***]

ATTACHMENT 6 – [***]

ATTACHMENT 7 – [***]

ATTACHMENT 8 – [***]

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ATTACHMENT 11 – [***]